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                                 EXHIBIT 10.2
                                 ------------

                            ALLY CAPITAL CORPORATION

                           EQUIPMENT LEASE AGREEMENT




     THIS EQUIPMENT LEASE AGREEMENT is made as of the 1st day of April, 1996, by and between ALLY CAPITAL CORPORATION ("Lessor") and CONFERENCE SOURCE INTERNATIONAL, INC. ("Lessee"). All of the defined terms and rules of construction pertaining to this Lease are set forth in Section 17 hereof.

     1.  TERM AND RENT.

            (a) Lessor agrees to lease to Lessee, and Lessee agrees to lease from Lessor, the Equipment described in each Equipment Schedule to be executed pursuant hereto. This Lease shall be effective from and after the date of execution hereof, whether or not any Equipment Schedule has been entered into, and as an inducement to Lessor to enter into this Lease, Lessee agrees that it shall, pursuant to the terms hereof, be liable for, subject to, undertake or comply with, as the case may be, all of the representations, warranties, agreements, disclaimers, waivers and indemnifications made herein that pertain to Lessee and Lessor generally, or to events that arise or occur in connection with transactions that the parties intend to document under an Equipment Schedule, whether or not such Equipment Schedule is ever effectively entered into, and any other provisions of any of the Lease Documents that may be necessary or appropriate for the interpretation or enforcement of the foregoing. The Term of this Lease with respect to any item of the Equipment shall consist of the Term set forth in the Equipment Schedule relating thereto; and, except as otherwise expressly provided herein, Lessor's and Lessee's respective rights and obligations thereunder (including Lessee's obligation to pay Basic Rent for the items of Equipment described therein) shall commence and continue at all times from and after the effective date thereof, and terminate upon the expiration of the Term thereof and Lessee's complete performance of all of its obligations thereunder.

            (b) Lessee shall pay Lessor Basic Rent for the Equipment, without any deduction or setoff and without prior notice or demand, in the aggregate amounts specified in each Equipment Schedule, and Supplemental Rent, promptly as such Rent shall become due and owing. In addition to each such payment of Rent, on the due date therefor, Lessee shall be liable for and shall pay to Lessor an Administrative Fee; provided, however, to the extent such payment of Rent shall be received by Lessor in good collected indefeasible funds on the due date therefor, Lessee shall be relieved of its obligation to pay the Administrative Fee attributable to such Rent payment. Lessee agrees that it shall have no right to, and it shall not, pay any Rent prior to the due date thereof. Each Equipment Schedule shall be and remain a non-cancelable net lease, and Lessee shall not be entitled to any abatement or reduction of Rent due thereunder for any reason.

------------------------

THE ONE AND ONLY ORIGINAL OF THIS EQUIPMENT SCHEDULE IS MARKED "ORIGINAL" AT THE TOP OF THIS PAGE AND SHALL CONSTITUTE THE ONLY CHATTEL PAPER ORIGINAL FOR THE PURPOSES OF ARTICLE 9 OF THE UNIFORM COMMERCIAL CODE. EACH OTHER SIGNED VERSION IS MARKED "DUPLICATE".
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Without limiting the foregoing, Lessee's obligation to pay Rent, and to otherwise perform its obligations under the Lease Documents, are and shall be absolute and unconditional until, with respect to each Equipment Schedule, such Equipment Schedule terminates in accordance with its terms and shall not be affected by any circumstances, happenings or events whatsoever and whenever and howsoever occurring, including, any right of setoff, counterclaim, recoupment, deduction, defense or other right which Lessee may have against Lessor, the manufacturer or vendor of the Equipment, or anyone else for any reason whatsoever. If for any reason whatsoever, any Equipment Schedule shall be terminated in whole or in part by operation of law or otherwise (other than pursuant to the expiration of the Term of the applicable Equipment Schedule), Lessee nonetheless agrees to pay to Lessor an amount equal to each payment of Rent at the time such payment would have become due and payable in accordance with the terms hereof had such Equipment Schedule not been terminated in whole or in part. Rent is payable as and when specified in the Equipment Schedule, or as otherwise provided herein, by mailing the same to Lessor at its address specified pursuant to this Lease; and shall be effective upon receipt. Timeliness of Lessee's payment and other performance of its obligations under the Lease Documents is of the essence.

     Notwithstanding anything in this Section 1(b) to the contrary, Lessee shall be entitled to a credit in an amount equal to the Abatement Amount against its obligation to pay Basic Rent for any item(s) of Equipment suffering an Impairment of Use conditioned upon the following: (A) Lessee provides Lessor with written notice of such Impairment of Use within two business days after having written notice or actual knowledge thereof (whichever occurs first), with a full and complete description of such Impairment of Use, including the nature and extent thereof, and (B) Lessee provides to Lessor all necessary and appropriate cooperation with respect to Lessor's or its designee's investigation, replacement, curing action or other action with respect to such Impairment of Use. In furtherance of the foregoing, Lessee (i) agrees that in the event Lessor replaces any item of Equipment with Replacement Equipment, Lessor shall be deemed to have cured any Impairment of Use with respect to such replaced items of Equipment, on and as of the date of Lessee's acceptance of such Replacement Equipment; (ii) shall execute a supplement to the appropriate Equipment Schedule thereby substituting the Replacement Equipment for such replaced item of Equipment; (iii) shall without further action be deemed to have conveyed to Lessor good title, free and clear of all Liens, to any item of Equipment replaced pursuant hereto or for which the Abatement Period pertaining thereto extends to the expiration of the Term of the Equipment Schedule, by making it available to Lessor, and (iv) shall execute and deliver to Lessor a bill of sale pertaining thereto that is acceptable to Lessor.

     2. REPRESENTATIONS, WARRANTIES AND COVENANTS OF LESSEE. Lessee represents, warrants and covenants that: (a) It is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware, is duly qualified to do business in all jurisdictions where failure to be so qualified would have a material adverse effect on the financial condition, business or operations of Lessee, or impair the enforcement of its obligations under the Lease Documents. (b) The execution, delivery and performance of the Lease Documents and compliance with the terms thereof: (i) have been duly authorized by all necessary corporate action on the part of Lessee; (ii) do not require the approval of any stockholder, trustee or holder of any obligations of Lessee except such as have been duly obtained; and (iii) do not and will not

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contravene any Law, now binding on Lessee, or the charter or by-laws of Lessee, or contravene the provisions of, or constitute a default under, or result in the creation of any Lien upon the property of Lessee under, any indenture, mortgage, contract or other agreement to which Lessee is a party or by which it or its property is bound. (c) The Lease Documents, when entered into, will constitute legal, valid and binding obligations of Lessee, enforceable against Lessee in accordance with the terms thereof. (d) There are no pending actions or proceedings to which Lessee is a party, and there are no other pending or threatened actions or proceedings of which Lessee has knowledge, before any Government Authority, which, either individually or in the aggregate, would adversely affect the financial condition of Lessee, or the ability of Lessee to perform its obligations under, or comply with the terms of, the Lease Documents.
(e) Lessee is not in default under any obligation for the payment of borrowed money, for the deferred purchase price of property or for the payment of any rent under any lease agreement which, either individually or in the aggregate, would have the same such effect. (f) With respect to the Equipment covered by each Equipment Schedule, under the Applicable Laws of the state(s) in which such Equipment is to be located, such Equipment consists solely of personal property and not fixtures. (g) The financial statements of Lessee (copies of which have been furnished to Lessor) have been prepared in accordance with GAAP, and fairly present Lessee's financial condition and the results of its operations as of the date of and for the period covered by such statements, and since the date of such statements there has been no material adverse change in such conditions or operations. (h) The address stated below the signature of Lessee is the chief place of business and chief executive office (which terms shall have the meanings provided in Article 9 of the Code) of Lessee; and Lessee does not conduct business under a trade, assumed or fictitious name. (i) With respect to the Equipment covered by each Equipment Schedule, Lessor will have a valid, perfected, first priority security interest in such Equipment pursuant to the Code and other Applicable Law upon its purchase of such Equipment and its filing all of the UCCs executed by Lessee in connection therewith. (j) With respect hereto and to each Equipment Schedule, Lessee has not permitted, and will not permit, any person to engage in any activity that could result in the imposition of liability under Applicable Law on Lessee, Lessor or any owner or operator of the Equipment, or would otherwise impair Lessor's rights or title pertaining thereto.

     3. FINANCIALS, FURTHER ASSURANCES AND NOTICES. Lessee covenants and agrees as follows: (a) Lessee will, if requested by Lessor, furnish Lessor (i) within one hundred twenty (120) days after the end of each fiscal year of Lessee, a balance sheet of Lessee as at the end of such year, and the related statement of income and statement of changes in financial position of Lessee for such fiscal year, prepared in accordance with GAAP, all in reasonable detail and certified by independent certified public accountants of recognized standing selected by Lessee; (ii) within sixty (60) days after the end of each quarter of Lessee's fiscal year, a balance sheet of Lessee as at the end of such quarter, and the related statement of income and statement of changes in financial position of Lessee for such quarter, prepared in accordance with GAAP; and (iii) within thirty (30) days after the date on which they are filed, all regular periodic reports, forms and other filings required to be made by Lessee to the Securities and Exchange Commission, if any. (b) Lessee will promptly execute and deliver to Lessor such further documents, instruments and assurances and take such further action as Lessor from time to time may reasonably request in order to carry out the intent and purpose of this Lease and to establish

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and protect the rights and remedies created or intended to be created in favor of Lessor under the Lease Documents. (c) Lessee shall provide written notice to
Lessor: (i) thirty (30) days prior to any contemplated change in the name or address of Lessee; (ii) promptly upon the occurrence of any default or Default; and (iii) promptly upon the commencement of proceedings under Federal bankruptcy laws or any other insolvency laws (as now or hereafter in effect) involving Lessee or any person (other than Lessor) holding an interest in the Equipment or related property as the debtor.

     4. CONDITIONS PRECEDENT. Lessor's obligations under each Equipment Schedule, including Lessor's obligation to purchase and participate in the financing of any Equipment to be leased thereunder, are conditioned upon:

            (a) Lessor having received, at least two (2) business days prior to the date upon which Lessor purchases the Equipment or has committed to purchase same (if sooner), all of the following in form and substance satisfactory to
Lessor: (i) evidence as to due compliance with the insurance provisions hereof;
(ii) UCCs and all other filings and recordings with respect to the transactions contemplated thereunder which are necessary or appropriate to establish, protect, perfect or give first priority to Lessor's title in the Equipment leased thereunder; (iii) if requested by Lessor, a certificate of Lessee's Secretary certifying: (1) resolutions of Lessee's Board of Directors duly authorizing the leasing of the Equipment under such Equipment Schedule and the execution, delivery and performance thereof and of all related Lease Documents, and (2) the incumbency and specimen signatures of the officers of Lessee authorized to execute such documents; (iv) if requested by Lessor, an opinion of counsel for Lessee as to each of the matters set forth in subsections (a) through (i) (other than subsection (g)) of Section 2 hereof; (v) the only manually executed original of such Equipment Schedule and all other Lease Documents, (vi) to the extent requested by Lessor, copies or reports of searches conducted at the appropriate recordation offices against Lessee, the Equipment and premises at which the Equipment is or is to be located; (vii) a copy of an executed bill of sale to Lessor for the Equipment together with an invoice of the seller thereof specifying the purchase price for such Equipment; (viii) all Purchase Documents pertaining to the Equipment and, to the extent requested by Lessor, an acknowledgment and assignment of Lessee's rights, if any, under such Purchase Documents, including all warranties, indemnities, licenses, remedies and other rights thereunder, which Lessor shall be entitled to exercise in connection with its exercise of its remedies under Section 15 of this Lease;
(ix) if Lessor is purchasing the Equipment from Lessee, all of the operating records pertaining to the maintenance and use of the Equipment; and (x) such other documents, agreements, instruments, certificates, opinions, assurances, as Lessor may reasonably require.

            (b) (i) The representations and warranties of Lessee herein or in any of the other Lease Documents, and of each other person (other than Lessor) in any of the other documents or agreements delivered to Lessor pursuant hereto or thereto shall be true and correct on and as of the effective date of such Equipment Schedule with the same effect as though made on and as of such date (Lessee's execution and delivery of the Equipment Schedule shall constitute an acknowledgment of the same); and (ii) there shall be no default or Default under the Equipment Schedule or any other Lease Documents, nor shall there have occurred any casualty or Total

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Loss, or event or condition which with notice or passage time, or both, would constitute a casualty or Total Loss with respect to the equipment to be leased under the Equipment Schedule.

            (c) (i) Lessor shall be permitted under all Applicable Laws to purchase and provide financing to Lessee for the Equipment and to enter into the transactions contemplated herein and in the Equipment Schedule; and (ii) there shall have been no change in Law or proposed change in Law or in Lessee's financial condition which could make it inadvisable for Lessor to do so, in Lessor's sole discretion.

            (d) (i) if Lessor is purchasing the Equipment from Lessee, Lessee shall have paid all amounts due to the Supplier (including any vendor or manufacturer) and to any other persons from whom Lessee acquired any right, title or interest in the Equipment, or with respect to any improvements thereon, additions thereto, or transportation or storage thereof, on or prior to the effective date of the Equipment Schedule; (ii) the Equipment shall have been delivered to and accepted by Lessee, and be in the condition and repair required hereby; and (iii) Lessor shall have received a bill of sale from the Supplier, on or prior to the effective date of the Equipment Schedule, that is valid and legally binding, and effective to convey to Lessor good title to the Equipment to be leased thereunder, free and clear of any Lien.

     5. DELIVERY, INSPECTION AND ACCEPTANCE BY LESSEE. Lessee shall provide an acceptable installation environment as specified in any applicable manufacturer's manual or by Applicable Law, and, except as otherwise specified by manufacturer, shall furnish all labor required to install the Equipment.
Upon delivery, Lessee shall inspect the Equipment and, if the same is found to be in good order and in compliance with the provisions of any applicable Supply Contract, accept delivery of the same and execute and deliver to Lessor an Equipment Schedule containing a complete description of the accepted Equipment. The Lessee acknowledges that its execution and delivery of any Equipment Schedule shall constitute conclusive evidence that as between Lessor and Lessee, the Equipment shall be deemed to have been finally and irrevocably accepted by Lessee pursuant to this Lease and such Equipment Schedule. Lessor shall not be liable for loss or damage occasioned by any cause, circumstance or event of whatsoever nature relating to delivery, inspection, installation or acceptance, including the failure of or delay in delivery, delivery to the wrong place, delivery of improper equipment or property other than the Equipment, damage to the Equipment, governmental regulations, strike, embargo or other cause, circumstance or event, whether of like or unlike nature. All expenses incurred in connection with Lessor's purchase of the Equipment (including taxes, shipment, delivery and installation) shall be the responsibility of Lessee and shall be either, at Lessor's sole option, capitalized or expensed or paid by Lessee upon demand. If as a result of any damage to the Equipment, strike, embargo or other similar cause certified to Lessor in writing by Lessee's responsible officer and verified to Lessor's satisfaction by such other evidence relating thereto as Lessor may reasonably request, Lessee shall refuse to accept delivery of the Equipment, Lessee will be assigned all rights and shall assume, indemnify and hold Lessor harmless from all obligations as purchaser of the Equipment and all other Claims relating thereto pursuant to Section 13 hereof.

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     6.  USE AND MAINTENANCE.

            (a) Lessee shall (i) use the Equipment solely in the conduct of its business, for the purpose for which the Equipment was designed, in a careful and proper manner and not discontinue use of the Equipment; (ii) operate, maintain, inspect, service, repair, overhaul and test the Equipment, and maintain all records, logs and other materials relating thereto, in accordance with (1) all maintenance and operating manuals or service agreements, whenever furnished or entered into, including any subsequent amendments, supplements, renewals or replacements thereof, issued by the manufacturer or service provider, (2) the requirements of all applicable insurance policies, (3) the Purchase Documents, so as to preserve all of Lessee's and Lessor's rights thereunder, including all rights to any warranties, indemnities or other rights or remedies, (4) Applicable Laws, and (5) consistent with the prudent practice of other similar companies in the same business as Lessee, but in any event, to no lesser standard than that employed by Lessee for comparable equipment owned or leased by it; (iii) not change the location of any Equipment as specified in the Equipment Schedule without the prior written consent of Lessor; (iv) not attach or incorporate the Equipment to or in any other item of equipment in such a manner that the Equipment may be deemed to have become an accession to or a part of such other item of equipment; (v) cause each principal item of the Equipment to be continually marked, in a plain and distinct manner, with the name of Lessor or its designee followed by the words "Owner and Lessor," or other appropriate words designated by Lessor on labels furnished by Lessor, and (vi) cause the Equipment to be kept and maintained in good operating condition and in the same condition as when delivered to Lessee hereunder, except for ordinary wear and tear resulting despite Lessee's full compliance with the terms hereof. With respect to Lessee's agreement in subclause (ii) above to maintain, inspect, service, repair, overhaul and test each item of Equipment in accordance with sub-subclauses (1), (3) and (5), Lessee shall undertake and be responsible for the foregoing in exchange for a credit to Lessee's rental obligations the amount of which has been calculated and agreed to by both Lessee and Lessor as fair and complete consideration for such undertaking and responsibility as it may now and hereafter exist (including the payment of all charges, fees, costs and expenses relating thereto), and accounted for in the amount of Basic Rent Lessee has agreed to pay for such item of Equipment by its execution and delivery of the Equipment Schedule relating thereto. In furtherance of the foregoing, Lessee acknowledges and agrees that (A) the credit provided for in the preceding sentence shall fully discharge Lessor for all purposes from performing or complying with any of the obligations specified in such sentence (to the extent Lessor would be deemed to have had any responsibility therefor), and (B) it shall also undertake, be responsible for and otherwise fully perform and comply with all of the obligations provided for herein that are not specified in the preceding sentence, and that it shall not be entitled to any credit or other compensation with respect thereto, nor shall Lessor have any responsibility to Lessee or any other person with respect to the performance or non-performance of, or compliance or non-compliance with, any of such obligations, or any other obligations not expressly assumed by it hereunder.

            (b) If any parts of the Equipment become worn out, lost, destroyed, damaged beyond repair or otherwise permanently rendered unfit for use, Lessee, at its own expense, will within a reasonable time replace such parts with replacement parts that are free and clear of all

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Liens and have a value and utility at least equal to the value, condition and utility that such replaced parts would have had if maintained in the condition and repair required by the terms hereof. In the event that any Applicable Law requires alteration or modification to the Equipment, Lessee will conform thereto or obtain conformance therewith, and shall otherwise cause the altered or modified Equipment to comply with the provisions hereof. With respect to parts, additions or improvements which are added to the Equipment that are essential to the operation of the Equipment, are necessary to cause it to be in compliance with the provisions of this Lease or which cannot be detached from the Equipment without materially interfering with the operation of the Equipment or adversely affecting the value, condition and utility which the Equipment would have had without the addition thereof, title thereto shall immediately vest in Lessor to the same extent and with the same priority as Lessor holds in the Equipment, without cost or expense to Lessor, or any further action by any other person, and such parts, improvement and additions shall be deemed incorporated in the Equipment and subject to the terms of this Lease as if originally leased hereunder. Lessor agrees that upon Lessee's replacing a part in full compliance with the provisions of this subsection (b), all of Lessor's right, title and interest in and to any part so replaced shall without further action vest in Lessee "AS IS, WHERE IS," and otherwise subject to the provisions of Section 7 hereof. Lessee shall not make any material alterations to the Equipment without the prior written consent of Lessor, which consent shall not be unreasonably withheld.

            (c) Upon the twenty-four (24) hours' written or telephonic request of Lessor, Lessee shall provide to Lessor any information reasonably requested by Lessor pertaining to the Equipment or Lessee, including, the location and condition of the Equipment. Upon reasonable advance notice (which the parties agree shall be no less than forty-eight (48) hours' written or telephonic request) Lessee shall afford Lessor access to Lessee's premises where the Equipment is located for the purpose of inspecting such Equipment, all applicable maintenance and other records, Permits, licenses and any notices or directives from any manufacturer, vendor, service provider or Governmental Authority, at any reasonable time during normal business hours; provided, however, if a Default or default shall have occurred and be continuing, no notice of any inspection by Lessor shall be required. In the event Lessee fails or is unable to perform any of its obligations hereunder, Lessor shall have the right, but not the obligation, to perform the same, and Lessee shall forthwith reimburse Lessor on an after-tax basis, as Supplemental Rent, for all costs and expenses incurred by Lessor in performing the same. Lessor shall not have any duty to make or cause to be made any inspection, repair, restoration, replacement, renewal, addition or improvement of any nature or description with respect to the Equipment, or the related property or to incur any cost or expense in connection with any Lease Document and Lessor shall not incur any liability or obligation to any person by reason of Lessor's doing, causing to be done or failing to do any of the foregoing, in its discretion.

     7.  DISCLAIMER OF WARRANTIES.  LESSEE HEREBY ACKNOWLEDGES AND AGREES THAT:
EXCEPT FOR THE WARRANTY IN SECTION 16(d) HEREOF, THE EQUIPMENT AND THE RIGHTS, TITLE AND INTEREST BEING CONVEYED HEREIN WITH RESPECT THERETO, ARE BEING CONVEYED AND DELIVERED TO LESSEE "AS IS" AND "WHERE IS" WITHOUT ANY RECOURSE TO LESSOR, AND LESSOR HAS NOT MADE, AND HEREBY DISCLAIMS, LIABILITY FOR, AND LESSEE HEREBY

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WAIVES ALL RIGHTS AGAINST LESSOR RELATING TO, ANY AND ALL WARRANTIES,
GUARANTIES, REPRESENTATIONS OR OBLIGATIONS OF ANY KIND WITH RESPECT THERETO, EITHER EXPRESS OR IMPLIED, ARISING BY APPLICABLE LAW OR OTHERWISE, INCLUDING (A) ANY EXPRESS OR IMPLIED WARRANTIES, GUARANTIES, REPRESENTATIONS OR OBLIGATIONS OF OR ARISING FROM OR IN (1) MERCHANTABILITY OR FITNESS FOR PARTICULAR USE OR PURPOSE, (2) COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE OR
(3) TORT (WHETHER OR NOT ARISING FROM THE ACTUAL IMPLIED OR IMPUTED NEGLIGENCE OF LESSOR OR STRICT LIABILITY) OR UNDER THE CODE OR OTHER APPLICABLE LAW WITH RESPECT TO THE EQUIPMENT, INCLUDING ITS TITLE OR FREEDOM FROM LIENS, FREEDOM FROM TRADEMARK, PATENT OR COPYRIGHT INFRINGEMENT, LATENT DEFECTS (WHETHER OR NOT DISCOVERABLE), CONDITION, MANUFACTURE, DESIGN, SERVICING OR COMPLIANCE WITH APPLICABLE LAW AND (B) ALL OBLIGATIONS AND LIABILITIES OF LESSOR, AND RIGHTS AND REMEDIES OF LESSEE, HOWSOEVER ARISING UNDER ANY APPLICABLE LAW WITH RESPECT TO THE MATTERS WAIVED AND DISCLAIMED, INCLUDING, FOR LOSS OF USE, REVENUE OR PROFIT WITH RESPECT TO THE EQUIPMENT, OR ANY LIABILITY OF LESSEE OR LESSOR TO ANY THIRD PARTY, OR ANY OTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES (AS SUCH TERMS ARE USED IN SECTION 2719(3) OF THE CODE, OR OTHER APPLICABLE LAW) EXCEPT TO THE EXTENT THE WAIVER OF SAME IS PROHIBITED BY APPLICABLE LAW; all such risks, as between Lessor and Lessee, are to be born by Lessee; and Lessor's agreement to enter into this Lease and any Equipment Schedule is in reliance upon the freedom from and the complete negation of liability or responsibility for the matters waived and disclaimed herein. Lessee agrees that the only representations, warranties, guaranties or indemnities made with respect to the Equipment are those made by the Supplier thereof; and, provided that no Default or default has then occurred and is continuing under the pertinent Equipment Schedule, Lessor
(a) shall cooperate fully with Lessee with respect to the resolution of such claims, in good faith and by appropriate proceedings at Lessee's expense, (b) hereby assigns to Lessee, for and during the term of this Lease, any applicable warranties, indemnities or other similar rights under any Supply Contracts (excluding any refunds or other similar payments reflecting a decrease in the value of any such Equipment, which amount shall during the existence of any default or Default be received by and paid to Lessor, for application to Lessee's obligations under the Equipment Schedule relating thereto) applicable to any Equipment, and (c) hereby authorizes Lessee to obtain all services, warranties or (except as provided in (b) above) amounts from the Supplier of such Equipment to be used to repair such Equipment (and such amounts shall be used by Lessee to repair such Equipment). Any such claim shall not affect in any manner the unconditional obligation of Lessee to make rent payments hereunder.

     8.  FEES AND TAXES.

            (a) To the extent permitted by Law, Lessee shall file any necessary report and return for, shall pay promptly when due, shall otherwise be liable to reimburse Lessor (on an after-tax basis) for, and agrees to indemnify and hold Lessor harmless from all Impositions.

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            (b)  If any report, return or property listing, or any Imposition is, by Law, required to be filed by, assessed or billed to, or paid by, Lessor, Lessee will do all things required to be done by Lessor (to the extent permitted by Law) in connection therewith and is hereby authorized by Lessor to act on behalf of Lessor in all respects, including, the contest or protest, in good faith and by appropriate proceedings, of the validity of any Imposition, or the amount thereof. Lessor agrees fully to cooperate with Lessee in any such contest, and Lessee agrees promptly to indemnify Lessor for all reasonable expenses incurred by Lessor in the course of such cooperation. An Imposition or Claim therefor shall be paid, subject to refund proceedings, if failure to pay would adversely affect the title or rights of Lessor in the Equipment or otherwise hereunder. Provided that no Default or default has occurred and is then continuing, if Lessor obtains a refund of any Imposition which has been paid (by Lessee, or by Lessor and for which Lessor has been fully reimbursed by Lessee), Lessor shall promptly pay to Lessee the net amount of such refund actually received. Lessee will cause all billings of such charges to Lessor to be made to Lessor in care of Lessee and will, in preparing any report or return required by Law, show the ownership of the Equipment in Lessee, and shall send a copy of any such report or return to Lessor. If Lessee fails to pay any such charges when due, except any Imposition being contested in good faith and by appropriate proceedings as above provided for a reasonable period of time, Lessor at its option may do so, in which event the amount so paid (including any penalty incurred as a result of Lessee's failure), plus an Administrative Fee shall be paid by Lessee to Lessor with the next installment of Basic Rent.

            (c) The provisions of this Section 8 shall not apply to any Imposition (i) imposed as a result of any voluntary transfer or disposition by Lessor of all or any portion of its interest in the Equipment pursuant to
Section 15 hereof; (ii) that Lessee is contesting in good faith, by appropriate proceedings and is otherwise permitted pursuant to the provisions of this Lease until the conclusion of such contest; except, that Lessee's right to contest any Imposition and thereby avoid its obligation to pay any such Imposition is conditioned upon the existence of such Imposition during any such contest not causing any material danger of the sale, forfeiture or loss of the Equipment; or
(iii) imposed on Lessor that is based on, or measured by gross or net income taxes (including, capital gains taxes, minimum taxes, income taxes collected by withholding and taxes on tax preference items), except for Lessee's obligation to pay indemnities and reimbursements on an "after-tax basis", and as otherwise expressly provided herein.

     9.  INTENT, TITLE AND LIENS.

            (a) The parties intend and agree that the Equipment shall remain personal property, and that Lessor's title thereto or the priority of such title not be impaired, notwithstanding the manner in which it may be affixed to any real or personal property. Lessee shall obtain and deliver to Lessor (to be recorded at Lessee's expense), from any person having an interest in any real or personal property to or upon which the Equipment is to be attached or located, as the case may be, waivers of any Lien or which such person might have or hereafter obtain or claim with respect to the Equipment.

           (b) During the Term of each Equipment Schedule, and until Lessee either purchases such Equipment upon the expiration of the Initial Term, or upon the expiration of any

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

Renewal Term with respect thereto, and upon Lessee's full performance of all its obligations under or relating to such Equipment Schedule, Lessor shall retain title to such Equipment; provided, that, Lessee and Lessor acknowledge that transactions documented hereunder and under each Equipment Schedule shall constitute a "Lease intended as security," or "security interest," as the case may be, under Applicable Law (including under Section 1201(37) of the Code). In furtherance thereof, (i) in order to secure the prompt payment and performance as and when due of all of Lessee's obligations (both now existing and hereafter arising) under each such Equipment Schedule and all of the other Lease Documents, Lessee shall be deemed to have granted, and it hereby grants to Lessor a first priority security interest in and assigns and conveys the following (whether now existing or hereafter created): (A) the Equipment leased pursuant to such Equipment Schedule, (B) all subleases thereof (including all of Lessee's rights, but none of its obligations thereunder, including all amounts payable thereunder) all accounts, contract rights and general intangibles (including all licenses, patents, copyrights, maskworks and trade secrets) relating to the Equipment, and (C) all replacements and Proceeds (cash and non-cash), including the proceeds of all insurance policies, of the property and rights described in (A) and (B), and (ii) Lessee agrees that with respect to the Equipment, in addition to all of the other rights and remedies available to Lessor hereunder upon the occurrence of a Default, Lessor shall have all of the rights and remedies of a first priority perfected secured party under the Code. Lessee may not dispose of any of the Equipment except to the extent expressly provided herein, notwithstanding the fact that proceeds constitute a part of the Equipment.

            (c) Lessee will not directly or indirectly create, incur, assume or suffer to exist any Lien on or with respect to any of the Equipment, title thereto or any interest therein, except Permitted Liens. Lessee shall notify Lessor immediately upon receipt of notice of any Lien affecting the Equipment in whole or in part, and defend Lessor's title therein and the first priority thereof against all persons holding or claiming to hold a Lien; and any Claims suffered by Lessor as a result thereof shall be covered by the indemnity in
Section 13 hereof.

            (d) Owner for Federal Tax Purposes. It is hereby agreed between Lessee and Lessor that, for Federal income tax purposes (i) the Lease is, and will be consistently treated as, a finance lease rather than a true lease; (ii) Lessee will be the owner of the Equipment to be delivered under this Lease;
(iii) Lessee will not claim any rental deduction for amounts paid to Lessor under the Lease; (iv) Lessor will not claim any cost recovery or depreciation deductions with respect to the Equipment delivered under this Lease; (v) neither Lessor nor Lessee will at any time take any action, directly or in directly, or file any returns or other documents inconsistent with the foregoing; and (vi) Lessor and Lessee will file such returns, take such actions and execute such documents as may be reasonable and necessary to facilitate accomplishment of the intent expressed in subparagraphs (i) through (iv) of this Section 9(d).

     10.  INSURANCE.

            (a) Lessee shall obtain and maintain all-risk insurance coverages with respect to the Equipment insuring against, among other things: casualty coverage, including, loss or damage to the Equipment due to fire and the risks normally included in extended coverage, malicious mischief and vandalism, for not less than the greater of the Equipment's full replacement value or the Stipulated Loss Value; and public liability coverage including, both personal injury and property damage, with a combined single limit per occurrence of not less than the amount specified in each Equipment Schedule, with no deductible. All such insurance shall be in form and amount and with companies reasonably satisfactory to Lessor. All insurance for loss or damage shall provide that losses, if any, shall be payable to Lessor as sole loss payee and Lessee shall utilize its best efforts to have all checks relating to any such losses delivered promptly to Lessor. Lessor shall be named as an additional insured with respect to all such liability insurance. Lessee shall pay the premiums therefor and deliver to Lessor evidence satisfactory to Lessor of such insurance coverage. Lessee shall cause to be provided to Lessor, not less than fifteen (15) days prior to the scheduled expiration or lapse of such insurance coverage, evidence satisfactory to Lessor of renewal or replacement coverage. Each insurer shall agree, by endorsement upon the policy or policies issued by it or by independent instrument furnished to Lessor, that (i) no cancellation, lapse, expiration or adverse change reducing the coverage thereof shall be effective unless Lessor has been given thirty (30) days' prior written notice thereof, (ii) insurance as to the interest of any named additional insured or loss payee other than Lessee shall not be invalidated by any actions, inactions, breach of warranty, declaration or condition or negligence of Lessee or any person other than such additional insured with respect to such policy or policies; (iii) such insurance is primary with respect to any other insurance carried by or available to Lessor, (iv) the insurer waivers any right of subrogation and any setoff, counterclaim, or other deduction, whether by attachment or otherwise, against Lessor, and (v) with respect to the liability coverage, all of the provisions of such coverage, except the limits of liability, shall operate in the same manner as if there were a separate policy with and covering Lessee and Lessor. The proceeds of such insurance payable as a result of loss of or damage to the Equipment shall be applied as required by the provisions of Section 11 hereof.

            (b) With respect to Lessee's agreement to obtain and maintain the casualty and liability insurance coverage for each item of Equipment required in clause (a) above, Lessee shall undertake and be responsible for the foregoing in exchange for a credit to Lessee's rental obligations the amount of which has been calculated and agreed to by both Lessee and Lessor as fair and complete consideration for such undertaking and responsibility as it may now and hereafter exist (including the payment by Lessor of all premiums, costs and expenses relating thereto), and accounted for in the amount of Basic Rent for such item of Equipment by its execution and delivery of the Equipment Schedule relating thereto. In furtherance of the foregoing, Lessee acknowledges and agrees that (A) the credit provided for in the preceding sentence shall fully discharge Lessor for all purposes from so obtaining or maintaining any such insurance coverage (to the extent Lessor would be deemed to have had any responsibility therefor), and (B) it shall also undertake, be responsible for and otherwise fully perform and comply with all of the obligations provided for herein that are not related to the obtaining and maintaining of such insurance coverage, and that it shall not be entitled to any credit or other compensation, nor shall Lessor have any responsibility to Lessee or any other person, with respect to such obligations or any other obligations not expressly assumed by it hereunder.

     11.  LOSS AND DAMAGE.

            (a) Lessee assumes the risk of direct and consequential loss and damage to the Equipment from all causes. Except as provided in this Section 11 for discharge upon payment of Stipulated Loss Value, no loss or damage to the Equipment or any part thereof shall release or impair any obligations of Lessee under this Lease. Without limiting Sections 5, 7, 8, 13 or any other provision hereof, Lessee agrees that Lessor shall not incur any liability to Lessee for any loss of business, loss of profits, expenses, or any other Claims resulting to Lessee by reason of any failure of or delay in delivery or any delay caused by any non-performance, defective performance, or breakdown of the Equipment, nor shall Lessor at any time be responsible for personal injury or the loss or destruction of any other property resulting from the Equipment. In the event of loss or damage to any item of Equipment which does not constitute a Total Loss, Lessee shall, at its sole cost and expense, promptly repair and restore such item of Equipment to the condition required by this Lease. Provided that no Default or default has occurred and is then continuing, upon receipt of evidence reasonably satisfactory to Lessor of completion of such repairs, Lessor will apply any net insurance proceeds received by Lessor on account of such loss to the cost of repairs. Upon the occurrence of a Total Loss during the Term of this Lease, Lessee shall give prompt notice thereof to Lessor. On the next date for the payment of Basic Rent, Lessee shall pay to Lessor the Rent due on that date plus the Stipulated Loss Value of the item or items of the Equipment with respect to which the Total Loss has occurred and any other sums due hereunder with respect to that Equipment (less any net insurance proceeds or net condemnation award actually paid to Lessor to compensate it for such Total
Loss). Upon Lessor's receipt of such payment in good collected indefeasible funds with respect to an Equipment Schedule, such Equipment Schedule and the obligation to make future payments of Basic Rent thereunder shall terminate solely with respect to the Equipment or items thereof so paid for and (unless any insurer shall otherwise demand) Lessor shall be deemed to have conveyed all of its right, title and interest therein to Lessee "AS IS, WHERE IS" and otherwise subject to Section 7 hereof. Stipulated Loss Value shall be determined as of the next date on which a payment of Basic Rent is or would be due after a Total Loss or other termination of the subject Equipment Schedule, after payment of any Basic Rent due on such date, and the applicable percentage factor shall be that which is set forth on the SLV Schedule with respect to such Basic Rent payment.

            (b) Notwithstanding the foregoing or any other provision hereof to the contrary, in the event any item(s) of Equipment suffers a Total Loss and the insurance carrier providing coverage obtained by Lessee against such Total Loss, has as a result of such Total Loss, agreed in writing to pay to Lessor as the sole loss payee proceeds of such coverage in an amount equal to the Stipulated Loss Value (determined as of the Basic Rent payment date next preceding such Total Loss, but otherwise in accordance with the preceding clause(b)), Lessee's obligation to pay future installments of Basic Rent for such item(s) of Equipment suffering a Total Loss shall cease as of the Basic Rent payment date preceding the Total Loss thereof, and Lessee shall thereupon be relieved of its obligation to pay the Stipulated Loss Value thereof; provided, that (i) Lessee has given prompt written notice of such Total Loss to Lessor and the appropriate insurer(s) (which notice shall include Lessee's written election that it intends that this clause(b) shall apply to such Total Loss); (ii) no default or Default occurs prior to Lessor's receipt of all amounts due from Lessee and such insurer pursuant hereto in good collected indefeasible funds; (iii) such insurer neither (A) repudiates its obligation to the amount required above or fails to pay such amount to Lessor in good collected indefeasible funds within 90 days after the date of the Total Loss, nor (B) suffers an event of the type described in Section 14(a)(iv); and (iv) Lessee takes all actions as shall be requested by Lessor with respect to the insurance coverage, or otherwise necessary to facilitate the payment of the insurance proceeds required above. Upon the failure of any of the conditions set forth in the proviso in the preceding sentence, Lessee shall immediately be liable to and pay to Lessor the full amounts that would otherwise have been due pursuant to paragraph (a) of this Section 11. To the extent Lessee's obligation to pay the Stipulated Loss Value of any item of Equipment is satisfied by Lessor's receipt of insurance proceeds as provided above, and not by funds in such amount paid by Lessee in the manner required herein, Lessor shall have no obligation to convey such item of Equipment to Lessee.

     12.  REDELIVERY.

            (a) In the event Lessor exercises its remedies under Section 14(c)(2) hereof, Lessee shall, at its own expense, return the Equipment to Lessor within the period designated by Lessor, in a condition that satisfies all of the requirements of this Lease (including Section 6 hereof), and free and clear of all Liens except Liens resulting from claims against Lessor not relating to the ownership or operation of such Equipment, by delivery to such place within the Continental United States as Lessor shall specify. In addition to Lessor's other rights and remedies hereunder, if repairs are necessary to place the Equipment in the condition required in this Section, Lessee shall be liable for and pay to Lessor the full amount of the costs and expenses incurred and/or paid by Lessor to accomplish such repairs.

     13. INDEMNITY. Lessee assumes and agrees to indemnify, defend and keep harmless, even if such Claims are groundless, false or fraudulent, Lessor (which for the purposes of this Section 13 shall also include Ally Capital Corporation and its affiliates ("Ally"), and any assignee of Lessor's rights, obligations, title or interest under any Equipment Schedule notwithstanding any assignment made by Ally of its interests herein), its agents and employees, from and against any and all Claims (other than, with respect to any such indemnitee, such as may directly and proximately result from the gross negligence or willful misconduct of such indemnitee; but Lessee does agree to so indemnify each such indemnitee against its own negligence), by paying (on an after-tax-basis, if to Lessor) or otherwise discharging same, when and as such Claims shall become due, including any Claims arising on account of (a) this Lease, any Equipment Schedule, or any other Lease Documents, or (b) the Equipment, or any part thereof, including the ordering, acquisition, delivery, installation or rejection of the Equipment, the possession, maintenance, use, condition, or ownership or operation of any item of Equipment, and by whomsoever owned, used or operated, during the term of this Lease or any Equipment Schedule with respect to that item of Equipment, the existence of latent and other defects (whether or not discoverable by Lessor or Lessee) any claim in tort for negligence or strict liability, and any claim for patent, trademark or copyright infringement, or the loss, damage, destruction, removal, return, surrender, sale or other disposition of the Equipment, or any item thereof, or for whatever other reason whatsoever. Lessor shall give Lessee prompt notice of any claim or liability hereby indemnified against and Lessee shall be entitled to control the defense thereof, so long as Lessee is not in Default; provided, however, that Lessor shall have the right to approve defense counsel selected by Lessee.

     14.  DEFAULT; REMEDIES.

            (a) A default shall be deemed to have occurred hereunder (solely with respect to the obligations and other matters addressed in the second sentence of Section 1 hereof) and under an Equipment Schedule ("Default") if (i) Lessee shall fail to make any payment of Rent or any other payment hereunder, thereunder, or under any other Lease Document relating thereto, within ten (10) days after the same shall have become due; or (ii) Lessee shall fail to obtain and maintain the insurance required pursuant thereto; (iii) (1) Lessee shall fail to perform or observe any other covenant, condition or agreement to be performed or observed by it thereunder or under any other Lease Document relating thereto and such failure shall continue unremedied for a period of thirty (30) days after the earlier of (A) actual knowledge thereof by any officer of Lessee, or (B) written notice thereof to Lessee by Lessor; or (2) Lessee repudiates this Lease or such Equipment Schedule, or any part hereof or thereof, or attempts to reject or revoke acceptance of any Equipment to be leased or leased thereunder (except for any rejection permitted by the last sentence of Section 5 of this Lease), or (iv) Lessee shall (1) be generally not paying its debts as they become due; or (2) take action for the purpose of invoking the protection of any bankruptcy or insolvency law, or any such law is invoked against or with respect to Lessee or its property, and any such petition filed against Lessee is not dismissed within sixty (60) days; or (v) Lessee shall make or permit any unauthorized Lien against or assignment or transfer thereof or of the Equipment or of any interest therein; (vi) any certificate, statement, representation, warranty or audit contained herein, therein or in any other Lease Document heretofore or hereafter furnished with respect thereto by or on behalf of Lessee proving to have been false in any material respect at the time as of which the facts therein set forth were stated or certified, or having omitted any substantial contingent or unliquidated liability or claim against Lessee; or (vii) Lessee shall be in default under any material obligation for the payment of borrowed money, for the deferred purchase price of property or for the payment of any rent under any lease agreement, and the applicable grace period with respect thereto shall have expired; or (viii) Lessee shall have terminated its corporate existence, consolidated with, merged into, or conveyed or leased substantially all of its assets as an entirety to any person (such actions being referred to as an "Event"), unless such person is organized and existing under the laws of the United States or any state, and not less than sixty (60) days prior to such Event: (1) such person executes and delivers to Lessor an agreement satisfactory in form and substance to Lessor, in its sole discretion, containing an effective assumption by such person of the sole responsibility for, and agreement to pay, perform, comply with and otherwise be liable for, in a due and punctual manner, all of Lessee's obligations having previously arisen, or then or thereafter arising, under any and all of the Lease Documents; and (2) Lessor is satisfied as to the creditworthiness of such person, and of its conformance to the other standard criteria used by Lessor (or Lessor's affiliate or agent to the extent such affiliate or agent and not Lessor, regularly makes decisions on Lessor's behalf to participate or not participate in the extension of lease financing to an equipment user); or (ix) there occurs a default under any guaranty executed in connection with such Equipment Schedule; or if there is an anticipatory repudiation of Lessee's obligations hereunder, under such Equipment Schedule or any other Lease Documents; or (x) if Lessee is a privately held corporation and effective control of Lessee's voting capital stock, issued and outstanding from time to time, is not retained by the present stockholders (unless Lessee shall have provided sixty (60) days' prior written notice to Lessor of the proposed disposition of stock and Lessor shall have consented thereto in writing); or (xi) if Lessee is a publicly held corporation and, as a result of or in connection with a material change in the ownership of Lessee's capital stock, Lessee's debt to worth ratio then equals or exceeds twice Lessee's debt to worth ratio as of the date of this Lease, without the prior written consent of Lessor. As used herein, "debt to worth ratio" shall mean the ratio of (1) Lessee's total liabilities which, in accordance with GAAP, would be included in the liability side of a balance sheet, to (2) Lessee's tangible net worth including the sum of the par or stated value of all outstanding capital stock, surplus and undivided profits, less any amounts attributable to goodwill, patents, copyrights, mailing lists, catalogs, trademarks, bond discount and underwriting expenses, organization expense and other intangibles, all as determined in accordance with GAAP.

            (b) Although each Equipment Schedule executed pursuant to this Lease shall constitute a separate instrument of lease, the occurrence of a Default hereunder or with respect to any Equipment Schedule shall, at the sole discretion of Lessor constitute a Default with respect to any one or more of the remaining Equipment Schedules. Notwithstanding anything set forth herein, Lessor may, but shall not have any obligations to (Lessee hereby waiving any rights it may have to require Lessor to marshall assets), (i) exercise all rights and remedies hereunder independently with respect to each Equipment Schedule; or
(ii) apply any collateral and the proceeds thereof in which Lessor holds a security interest with respect to a particular Equipment Schedule to Lessee's obligations under such Equipment Schedule or any one or all of the remaining Equipment Schedules.

            (c) Upon a Default hereunder or under an Equipment Schedule, as the case may be, Lessor may, at its option, declare this Lease or such Equipment Schedule to be in default either with or without written notice to Lessee (without election of remedies), and at any time thereafter, may exercise any and all rights and remedies of a secured party under the Code and in addition thereto, at its sole discretion, do any one or more of the following, all of which are authorized by Lessee with respect to such Equipment Schedule as Lessor in its sole discretion shall elect (to the extent permitted by, and subject to compliance with, any mandatory requirements of Applicable Law then in effect):


                 (i) (1) declare the following amounts to be immediately due and payable, as liquidated damages and not as a penalty (and in lieu of future rentals and other obligations then due thereunder), and demand or sue for, collect and apply, (A) all Basic Rent due and unpaid as of the payment date immediately preceding the Default, plus a pro-rated daily rent in the amount set
                                   ----
forth in Section 3(b)(i) of such Equipment Schedule for the period from such preceding payment date to the date of Lessor's declaration (to the extent such daily rent is not accounted for in clause (B)), (B) by acceleration, the unpaid principal portion of the aggregate Basic Rent payments due on or after such date for the remaining period of the Initial Term and the Renewal Term (whether or not Lessee has exercised its renewal option thereunder) of such Equipment Schedule, which principal amount shall be equal to the Stipulated Loss Value of the Equipment leased thereunder (determined as of the Basic Rent date next preceding the Default),

(C) all Supplemental Rent and all other sums due thereunder as of the date of such Default; and (D) all such other charges permitted by Applicable Law that, when received by Lessor together with all other payments due to Lessor under this Section 15(c), shall make Lessor whole with respect to all harms, damages, losses and expenses suffered by Lessor as a result of the Default and Lessee's failure to pay any Rent due as a result thereof on the date required hereunder; provided, that if a Default described in subsection (a)(iv) above, or if a Default shall have occurred and be continuing at any time after the occurrence of an event that is similar in nature to any of the events described in subsection (a)(iv), then, without further action or notice of any kind, the amounts described above shall immediately become due and payable; and/or

                 (ii) (1) require Lessee to assemble any or all of the Equipment at the location to which the Equipment was delivered or the location to which such Equipment may have been moved by Lessee or to return promptly, any or all of the Equipment to Lessor at the location, and otherwise in accordance with all of the terms of Section 12 hereof, and/or (2) take possession of and render unusable by Lessee any or all of the Equipment, wherever it may be located, without any court order or other process of law (and if Lessor does seek the entry of such an order, Lessee agrees to waive any notice or opportunity to be heard with respect thereto) and without liability for any damages occasioned by such taking of possession (any such taking of possession shall constitute an automatic termination of this Lease as it applies to those items taken without further notice, and such taking of possession shall not prohibit Lessor from exercising its other remedies hereunder); and/or (3) at Lessor's request, Lessee shall promptly execute and deliver to Lessor such instruments of title and other documents as Lessor may deem necessary or advisable to enable Lessor or an agent or representative designated by Lessor, at such time or times and place or places as Lessor may specify, to obtain possession of all or any part of any rights in respect of the Equipment the possession of which Lessor shall at the time be entitled hereunder; and if Lessee shall for any reason fail to execute and deliver such instruments and documents after such demand by Lessor, Lessor may (A) obtain a judgment conferring on Lessor the right to immediate possession and requiring Lessee to deliver such instruments and documents to Lessor, to the entry of which judgment Lessee hereby specifically consents, and (B) pursue all or part of such Equipment wherever it may be found and may enter any of the premises wherever such Equipment may be, or is supposed to be, and search for such Equipment and take possession of and remove same; and/or (4) have the right, but without any obligation, to (A) use, operate, store, control, insure or manage the Equipment and to carry on the business and to exercise all rights and powers of Lessee relating to the Equipment as Lessor shall deem best, including the right to remove Liens, cure violations of Applicable Law, and enter into any and all such agreements with respect thereto and with respect to the maintenance, condition, operation, leasing, storage or disposition of the Equipment or any part thereof as Lessor may determine, (B) collect and receive all Proceeds, without prejudice, however, to the right of Lessor under any provision of this Lease to collect and receive all cash held by, or required to be deposited with, Lessor hereunder, and (C) apply such Proceeds, less costs of collection, in the manner provided in clause (iii)(A) below; and/or

                 (iii) subject to any right of Lessee to redeem such Equipment, sell or otherwise dispose of any or all of such Equipment, whether or not in Lessor's possession, and without instituting any legal proceedings whatsoever, in a commercially reasonable manner at public or private sale with notice to Lessee (the parties agreeing that ten (10) days' prior written notice shall constitute adequate notice of any such sale); and such sale or disposition may be (1) by public auction to the highest bidder, in one lot as an entirety or in separate lots, either for cash or on credit and on such terms as Lessor may determine, and at any place (whether or not it be the location of the Equipment or any part thereof) designated in such notice, and (2) be adjourned from time to time by announcement at the time and place appointed for such sale or sales, or for any such adjourned sale or sales, without further published notice, and Lessor may bid for and purchase, at its sole discretion, the Equipment or any part thereof at such sale, it being understood, however, that without the consent of Lessor, neither Lessee nor any affiliate of Lessee or any other person acting directly or indirectly for or on behalf of Lessee or any affiliate of Lessee may be the purchaser at any such private sale (except for the full amount due to Lessor under such Equipment Schedule, and under any other Lease Documents collateralized thereby); and apply the proceeds of such disposition and all Proceeds: (A) First, to the payment of
                                                       -----
all costs of enforcement, including expenses of any sale, lease or other disposition, expenses of any taking, attorneys' fees, court costs and other expenses incurred or advances made by Lessor in protection of its rights or otherwise pursuant to its exercise of remedies and to provide adequate indemnity to Lessor against all Impositions and Liens which by Law have, or may have, priority over the rights of Lessor to the money so received by Lessor; (B) Second, to the payment of Lessee's obligations under the Equipment Schedule, and
------
under any other Lease Documents collateralized thereby; and (C) Third, to the
                                                                -----
payment of any surplus thereafter remaining to Lessee or to whosoever may be entitled thereto; and in the event that the proceeds and Remaining Proceeds are insufficient to pay the amounts specified in clauses (A) and (B) above, Lessor may collect such deficiency from Lessee; and/or

                 (iv) terminate this Lease or such Equipment Schedule; and/or

                 (v) proceed by appropriate court action, either at law or in equity or in bankruptcy, whether for the specific performance of any covenant or agreement herein contained or in execution or aid of any power herein granted; or for foreclosure hereunder, or for the appointment of a receiver or receivers for the Equipment or any part thereof, for the recovery of a judgment for the obligations thereby secured or for the enforcement of any other proper, legal or equitable remedy available under Applicable Law, including Section 9501 et seq.
                                                                        -- ---
of the Code.

             (d) Unless otherwise provided above, a termination pursuant hereto shall occur only upon written notice by Lessor to Lessee and, unless Lessor is terminating this Lease, only with respect to the Equipment Schedule as Lessor specifically elects to terminate in such notice. Except as to the Equipment Schedule with respect to which there is a termination, the remaining Equipment Schedules shall continue in full force and effect and Lessee shall be and remain liable for the full performance of all its obligations thereunder and under the remaining Lease Documents. In addition, Lessee shall be liable for all reasonable legal fees, all court costs and other expenses incurred by reason of any Default or the exercise of Lessor's remedies, including all expenses incurred in connection with the return of any Equipment in accordance with the terms of Section 12 hereof or in placing such Equipment in the condition required by Section 12. No right or remedy referred to in this Section 14 is intended to be exclusive, but each shall be cumulative and shall be in addition to any other remedy referred to above or otherwise available at law or in equity, and may be exercised concurrently or separately from time to time. The failure of Lessor to exercise the rights granted hereunder upon any default or Default by Lessee shall not constitute a waiver of any such right upon the continuation or reoccurrence of any such default or Default. In no event shall the execution of an Equipment Schedule constitute a waiver by Lessor of any pre-existing default or Default in the performance of the terms and conditions hereof.

     15. ASSIGNMENT BY LESSOR AND LESSEE. WITHOUT THE PRIOR WRITTEN CONSENT OF LESSOR (WHICH SHALL NOT UNREASONABLY BE WITHHELD), LESSEE WILL NOT ASSIGN ANY OF ITS RIGHTS NOR DELEGATE ANY OF ITS OBLIGATIONS HEREUNDER, SUBLET THE EQUIPMENT OR OTHERWISE PERMIT THE EQUIPMENT TO BE OPERATED OR USED BY, OR TO COME INTO OR REMAIN IN THE POSSESSION OF, ANYONE BUT LESSEE. ANY UNPERMITTED SUBLEASE OR ASSIGNMENT BY LESSEE SHALL BE VOID AB INITIO. No assignment or sublease,
                                   -- ------
whether authorized in this Section or in violation of the terms hereof, shall relieve Lessee of its obligations under any Lease Document and Lessee shall remain primarily liable under all of the Lease Documents. Lessor may at any time assign any or all of its rights, obligations, title and interest under any or all of the Lease Documents, to any other person, so long as notice is sent to Lessee. Such notice shall provide the name and address of Lessor's assignee and the percentage interest such assignee has acquired in the Lease. Lessee shall acknowledge receipt of such notice in writing. Upon receipt of such notice from Lessor, Lessee shall enter in its books and records the name and address of the assignee (and its percentage interest in the Lease) as the new Lessor under the Lease. In the event Lessor expressly retains the obligations of the lessor under any Lease Document in any such assignment, Lessor's assignee shall not be obligated to perform any duty, covenant or condition required to be performed by the lessor under the terms of such Lease Document (other than the covenant of quiet enjoyment specified in Section 16(d) hereof); and no breach or default by Lessor hereunder or pursuant to any other agreement between Lessor and Lessee, should there be one, shall excuse performance by Lessee of any provision hereof, it being understood that in the event of a default or breach by Lessor that Lessee shall pursue any rights on account thereof solely against Lessor. Lessee agrees that any such assignment shall not materially change Lessee's duties or obligations under the Lease or any Equipment Schedule nor materially increase Lessee's risks or burdens. Upon such assignment and except as may otherwise be provided therein all references in this Lease, or such other assigned Lease Document, to Lessor shall include such assignee. Subject always to the foregoing, this Lease inures to the benefit of, and is binding upon, the successors and assigns of the parties hereto.

     16.  MISCELLANEOUS.

            (a) This Lease, each Equipment Schedule, any other Lease Documents and any commitment letter executed by the parties pertaining to such Equipment Schedules, constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and shall not be amended or altered in any manner except by a document in writing executed by both parties. This Lease and all of the other Lease Documents may be executed in any number of counterparts and by different parties hereto or thereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together consist of but one and the same instrument; provided, however, that to the extent that this Lease or any Equipment Schedule constitutes chattel paper (as such term is defined in the Code) no security interest in this Lease or such Equipment Schedule may be created thereby by the transfer or possession of any counterpart hereof or thereof, as the case may be, other than the originally executed counterpart bearing the mark "Original" on the first page hereof or thereof, which counterpart shall constitute the "Original" hereof or thereof, as the case may be, for purposes of the Code.

            (b) Any provision of this Lease or any other Lease Document which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Without limiting the generality of the foregoing, in the event any court shall determine that any provision hereof was unconscionable when made, such court is hereby authorized by Lessor and Lessee to limit the application of such unconscionable provision to the extent necessary to avoid any unconscionable result.

            (c) Each execution by Lessee of an Equipment Schedule shall be deemed a reaffirmation and warranty that there shall have been no material adverse change in the business or financial condition of Lessee from the date of execution hereof. Except as otherwise expressly provided herein, it is hereby agreed that (i) all agreements, indemnities, representations and warranties contained herein or in any other Lease Document shall survive, and shall continue in effect following the execution and delivery of this Lease and all such other Lease Documents; and (ii) with respect to each Equipment Schedule, the provisions of Sections 7, 8, 12 and 14, together with any of Lessee's obligations under the other provisions of this Lease, as incorporated therein, which have accrued but not been fully satisfied, performed or complied with prior to the termination of such Equipment Schedule, shall survive the termination thereof to the extent necessary for their full and complete performance.

            (d) Subject to the terms and conditions hereof, neither Lessor nor any person authorized by Lessor shall interfere with Lessee's right to peaceably and quietly hold, possess and use the Equipment during the term of the Equipment Schedule relating thereto. Any action by Lessee against Lessor for any default by Lessor under this Lease or any Equipment Schedule, shall be commenced within one (1) year after any such cause of action accrues.

            (e) Lessee irrevocably appoints Lessor as Lessee's attorney-in-fact (which power shall be deemed coupled with an interest) to execute on Lessee's behalf and file all UCCs and amendments Lessor deems advisable to establish, protect, perfect or obtain priority for the security interest granted herein, to execute, endorse and deliver any documents and checks or drafts relating to or received in payment for any loss or damage under the policies of insurance required by the provisions of Section 10 hereof, but only to the extent that the same relates to the Equipment.

            (f) LESSOR AND LESSEE HEREBY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH LESSEE AND/OR LESSOR MAY BE PARTIES

ARISING OUT OF OR IN ANY WAY PERTAINING TO THIS LEASE OR ANY OF THE LEASE DOCUMENTS. IT IS HEREBY AGREED AND UNDERSTOOD THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS LEASE OR SUCH OTHER LEASE DOCUMENTS. THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY THE PARTIES AND THE PARTIES HEREBY ACKNOWLEDGE THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT. EACH OF LESSOR AND LESSEE FURTHER ACKNOWLEDGE THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS LEASE AND THE OTHER LEASE DOCUMENTS AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF THEIR OWN FREE WILL, AND THAT THEY HAVE HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

            (g) All notices (excluding billings and communications in the ordinary course of business) hereunder shall be in writing, delivered personally or by overnight courier service, sent by facsimile transmission (with confirmation of receipt), or sent by certified mail, return receipt requested, addressed to the other party at its respective address stated below the signature of such party or at such other address as such party shall from time to time designate in writing to the other party, and shall be effective from the date of mailing.

            (h) This Lease and all of the other Lease Documents shall not be effective unless and until accepted by execution by an officer of Lessor at the address, in the State of California, as set forth below the signature of Lessor. THIS LEASE AND ALL OF THE OTHER LEASE DOCUMENTS, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA (WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF SUCH STATE), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, REGARDLESS OF THE LOCATION OF THE EQUIPMENT. The parties agree that any action or proceeding arising out of or relating to this Lease may be commenced in any state or Federal court in the State of California, and agree that a summons and complaint commencing an action or proceeding in any such court shall be properly served and shall confer personal jurisdiction if served personally or by certified mail to it at its address hereinbelow set forth, or as it may provide in writing from time to time, or as otherwise provided under the laws of the State of California.

     17.  DEFINITIONS AND RULES OF CONSTRUCTION.

            (a) The following terms, when capitalized (if applicable) or otherwise used as below, have the following meanings:

     "Abatement Amount": with respect to any Abatement Period, an amount equal to (i) any installment(s) of Basic Rent, and any fraction thereof, accruing pursuant to the Equipment Schedule covering the item of Equipment having suffered an Impairment of Use, multiplied by (ii) a fraction having (x) a
                               ----------
numerator equal to the amount of Total Invoice Cost allocable to such item of Equipment, and (y) a denominator equal to the Total Invoice Cost of all of the items of Equipment then being leased to Lessee under such Equipment Schedule.

     "Abatement Period": with respect to any item of Equipment, that period commencing upon the Impairment Date relating thereto, and continuing until the earlier of (i) Lessor having either (x) cured the Impairment of Use relating thereto, or (y) provided Lessee with Replacement Equipment in substitution therefor, or (ii) the expiration of the Term of such Equipment Schedule.

     "Administrative Fee": with respect to each payment of Rent that shall become due and payable hereunder or under or with respect to any Equipment Schedule, an amount equal to five (5) percent of such Rent payment; provided, that if such charge exceeds the highest charges of such type permitted by Applicable Law, then the Administrative Fee shall be the highest such charges permitted by Applicable Law.

     "Applicable Law": any applicable Law, including any Law that may apply to Lessee, its properties and operations, the Equipment or related property or the operation, modification, condition, maintenance, ownership, leasing or use thereof (including any product thereof), or any transaction contemplated hereunder or under any other Lease Document, including any environmental law, federal or state securities law, commercial law (pertaining to the rights and obligations of sellers, purchasers, debtors, secured parties, or to any other pertinent matter), zoning, sanitation, siting or building law, energy, occupational safety and health practices, or any other Law.

     "Base Lease Commencement Date":  for each Equipment Schedule, as defined in
Section 2 thereof.

     "Basic Rent": the rental installments payable pursuant to each Equipment Schedule for the Interim Term, the Basic Term and the Renewal Term, in the amounts and on the dates set forth therein.

     "business day": any day, other than a Saturday, Sunday, or legal holiday for commercial banks under the laws of the State of the governing Law of this Lease.

     "Claims": all claims, harms, judgments, good faith settlements entered into, suits, actions, debts, obligations, damages (whether incidental, consequential or direct), demands (for compensation, indemnification, reimbursement or otherwise) losses, penalties, fines, liabilities (including strict liability), charges that Lessor has incurred or is responsible for in the nature of interest, Liens, and costs (including attorneys' fees and disbursements and any other legal or non-legal expenses of investigation or defense of any Claim, whether or not such Claim is ultimately defeated, or enforcing the rights, remedies or indemnities provided for hereunder, or otherwise available at law or equity to Lessor), of whatever kind or nature, contingent or otherwise, matured or unmatured, foreseeable or unforeseeable, by or against any person.

     "Code" or "Uniform Commercial Code": the Uniform Commercial Code as in effect in California or in any other applicable jurisdiction; and any reference to an article or section thereof shall mean the corresponding article or section (however termed) of any such other applicable version of the Uniform Commercial Code.

     "default": except when inconsistent with the context of any provision hereof, an event which, but for the lapse of time or the giving of notice or both, would be a Default.

     "Equipment": with respect to each Equipment Schedule, the property described therein, together with all appliances, parts, instruments, accessories, furnishings, which are from time to time incorporated in the Equipment, or having been so incorporated, are later removed therefrom, unless title thereto is expressly released by Lessor, and all replacements of, and all additions, improvements and accessions to any and all thereof, and all books and records and general intangibles (including all licenses, patents, copyrights and trade secrets) relating thereto; and when used in the context of Lessor's title to the Equipment (whether relating to the creation, grant, perfection, release, priority, enforcement or application of proceeds thereof) shall also include all other property in which Lessor is granted a security interest hereunder or from time to time under any Equipment Schedule.

     "Equipment Schedule": any Equipment Schedule to be executed pursuant hereto.

     "GAAP":  generally accepted accounting principle, applied consistently.

     "Governmental Authority": any federal, state, county, municipal, regional or other governmental authority, agency, board, body, instrumentality or court, in each case, whether domestic or foreign.

     "Impairment Date":  the date of the occurrence of any Impairment of Use.

     "Impairment Event": with respect to any item of Equipment, Lessor's breach of its agreements in Section 16(d).

     "Supplemental Rent": all amounts, liabilities and obligations (other than Basic Rent) which Lessee assumes or agrees to pay to Lessor or others hereunder, or under any other Lease Document, with respect to an Equipment Schedule, including the Stipulated Loss Value, the Purchase Price, all Administrative Fees and payments constituting indemnities, reimbursements, expenses and other charges payable pursuant to the terms thereof.

     "Supplier":  the person from whom Lessor is purchasing the Equipment.

     "Supply Contract": any written contract from the Supplier of the Equipment, pursuant to which Lessor has purchased the Equipment for lease to Lessee under an Equipment Schedule.

     "Term": the period for which Equipment is leased under any Equipment Schedule, including the Interim Term, the Initial Term and, to the extent Lessee does not purchase the Equipment on the last day of the Initial Term, the Renewal Term.

     "title": When used in the context of Lessor's title to any Equipment, such title retained by Lessor, which, after giving effect to the provisions of this Lease, constitutes a first priority security interest in such Equipment under Applicable Law.

     "Total Invoice Cost": with respect to each Equipment Schedule, the amount specified as such thereon.

     "Impairment of Use": Lessee is denied use or possession of any item of Equipment to a material extent, as a direct and primary result of an Impairment Event, provided, that such event is certified to Lessor in writing by Lessee's responsible officer, and verified to Lessor's satisfaction by Lessor's independent investigation or such other evidence relating thereto as Lessor may reasonably request.

     "Imposition": with respect to each Equipment Schedule, any title, recordation, documentary stamp and other fees, taxes, assessments and all other charges or withholdings of any nature (together with any penalties or fines thereon) arising at any time upon or relating thereto or to the Equipment leased thereunder, or the delivery, acquisition, ownership, use, operation, leasing or other disposition of such Equipment or upon the Rent payable thereunder, whether the same be assessed to Lessor or Lessee.

     "Initial Term": for each Equipment Schedule, the monthly period specified in Section 2 thereof commencing on the Base Lease Commencement Date.

     "Interim Term": for each Equipment Schedule, the period from the effective date thereof to the Base Lease Commencement Date.

     "Law": any law, rule, regulation, ordinance, order, code, common law, interpretation, judgment, directive, decree, treaty, injunction, writ, determination, award, Permit or similar norm or decision of any Governmental Authority.

     "Lease":  this Equipment Lease Agreement.

     "Lease Documents": collectively, the Lease, the Equipment Schedules, and all instruments, documents, certificates and agreements delivered pursuant hereto.

     "Lien": any mortgage, pledge, lease, sublease, security interest, attachment, charge, encumbrance or right or claim of others whatsoever (including any conditional sale or other retention agreement).

     "Permit": any action, approval, certificate of occupancy, consent, waiver, exemption, variance, franchise, order, permit, authorization, right or license, or other form of legally required permission, of or from a Governmental Authority.

     "Permitted Lien": (a) Lessor's and Lessee's respective rights, titles and interest in the Equipment, (b) mechanics, materialmen, laborers, employees or suppliers Liens and similar Liens arising by operation of Law and incurred by Lessee in the ordinary course of business for sums that are not yet delinquent or are being contested in good faith by negotiations or by appropriate proceedings which suspend the collection and enforcement thereof (provided, that the existence of such Lien while such negotiations or proceedings are pending does not involve any substantial risk (in Lessor's discretion) of the sale, forfeiture or loss of the Equipment or any therein, and for which adequate reserves have been provided in accordance with GAAP), and (c) Liens arising out of any judgments or awards against Lessee which have been adequately bonded to protect Lessor's interests or with respect to which a stay of execution has been obtained pending an appeal or a proceeding for review.

     "person": any individual, corporation, partnership, joint venture, or other legal entity or a Governmental Authority, whether related or unrelated to Lessee or Lessor.

     "Proceeds": all tolls, rents, revenues, issues, income, products, profits and other proceeds of the Equipment or any part thereof.

     "Purchase Documents": all documents, instruments, licenses and agreements pertaining to the acquisition of any of the rights, title and interests in the Equipment.

     "Purchase Price": for each Equipment Schedule, the amount specified as such therein.

     "Renewal Term": for each Equipment Schedule, unless Lessee elects to purchase the Equipment on the last day of the Initial Term, the consecutive monthly period set forth therein.

     "Rent":  collectively, the Basic Rent and the Supplemental Rent.

     "Replacement Equipment": any item(s) of Equipment substituted by Lessor for any item of Equipment suffering an Impairment of Use, having the same value, utility and condition that the replaced item of Equipment had on the date next preceding the Impairment Date.

     "Stipulated Loss Value": with respect to each Equipment Schedule, the product of the Total Invoice Cost of the Equipment leased thereunder, and the applicability percentage factors set forth on the Schedule of Stipulated Loss Values attached hereto.

     "Total Loss": any of (a) the actual or constructive total loss of any item of the Equipment; or (b) the loss, disappearance, theft or destruction of any item of the Equipment; or (c) damage (including any contamination by hazardous substances) to any item of the Equipment to such extent as shall make repair thereof uneconomical, or shall render any item of the Equipment permanently unfit for normal use, for any reason whatsoever; or (d) the condemnation, confiscation, requisition, seizure, forfeiture or other taking of title to or use of any item of the Equipment, or any imposition of a Lien thereon by any Governmental Authority in excess of $20,000 or (e) as a result of any Law or other action taken by any Governmental Authority, the use of the Equipment in the normal course of Lessee's business shall have been prohibited (i) indefinitely or (ii) for a period in excess of (1) 60 days, or (2) for a period that extends beyond the then existing Term; all of the foregoing, to the extent established to the reasonable satisfaction of Lessor.

     "UCC":  a Uniform Commercial Code financing statement.

     (b) Any defined term used in the singular preceded by "any" indicates any number of the members of the relevant class. (i) "including" shall mean containing, embracing or involving all of the enumerated items, but not limited to such items unless such term is followed by the words "and limited to," or similar words; and (ii) use of the word "or" shall mean at least one, but not necessarily only one, of the alternatives enumerated. Any Lease Document or other agreement or instrument referred to herein means such agreement or instrument as supplemented and amended from time to time. Any reference to Lessor or Lessee shall include their permitted successors and assigns. Any reference to a Law shall also mean such Law as amended, superseded or replaced from time to time. Unless otherwise expressly provided herein to the contrary, all actions that Lessee takes or is required to take under this Lease or any other Lease Document, shall be taken at Lessee's sole cost and expense, and all such costs and expenses shall constitute Claims and be covered by Section 14 hereof. To the extent Lessor is required to give its consent to Lessee with respect to any matter, the reasonableness of Lessor's withholding of such consent shall be determined based on the then existing circumstances; provided, that Lessor's withholding of its consent shall be deemed reasonable for all purposes if (i) the taking of the action that is the subject of such request, might result (in Lessor's discretion), in (1) an impairment of Lessor's rights, title or interests hereunder or under any Equipment Schedule or other Lease Document, or to the Equipment, or (2) expose Lessor to any Claims, or (ii) to the extent Lessee fails to provide promptly to Lessor any filings, certificates, opinions or indemnities specified by Lessor to Lessee in writing.

     (c) Lessor and Lessee agree that the definitions and rules of construction herein shall constitute an integral part of this Lease.

     IN WITNESS WHEREOF, the parties hereto have caused this Lease to be duly executed as of the day and year first above set forth.


By:/S/                                  /S/
   ---------------------------------    ----------------------------------
Name:  James A. Kamradt                 Name:  Judy B. Crawford
Title:  Vice President-Production       Title:  President

2330 Marinship Way, Suite 300           100 Hartsfield Centre Parkway, Suite 300
Sausalito, California 94965             Atlanta, GA 30354

                                  BILL OF SALE

KNOW ALL MEN BY THESE PRESENTS, that Conference Source International, Inc. a Georgia corporation ("Seller") for good and valuable consideration, paid by Ally Capital Corporation (herein "Buyer"), at or before the execution and delivery of these presents, the receipt of which is hereby acknowledged, does hereby grant, bargain, sell, assign, transfer and set over unto Buyer, its successors and assigns, all right, title and interest in and to the following personal property:

             See Exhibit "A" attached hereto and made a part hereof

together with all parts and accessories attached thereto (all such personal property, parts and accessories being herein collectively called the "Equipment").

TO HAVE AND TO HOLD, all and singular the Equipment to Buyer, its successors and assigns, for its and their own use and benefit forever.

And Seller hereby warrants to Buyer, its successors and assigns, that immediately prior to the delivery of this Bill of Sale, Seller had legal title to the Equipment and good and lawful right to sell the same, and that title to the Equipment is hereby duly vested in Buyer free and clear of all claims, liens, encumbrances and rights of others of any nature; and Seller covenants and agrees with Buyer, its successors and assigns, that it will warrant and defend such title forever against all claims and demands whatsoever.

IN WITNESS WHEREOF Seller has caused this Bill of Sale to be executed and delivered in its name as of this 2 day of April, 1996

CONFERENCE SOURCE INTERNATIONAL, INC.

By: /s/  Judy B. Crawford
Name:  Judith B. Crawford
Title:  President

                                   EXHIBIT A

This Exhibit A is attached to Bill of Sale that is a part of an Equipment Lease Agreement dated April 1, 1996 (the "Lease") between ALLY CAPITAL CORPORATION ("Lessor") and CONFERENCE SOURCE INTERNATIONAL, INC. ("Lessee").

Equipment Location:
-------------------
100 Hartsfield Centre Parkway, Suite 300
Atlanta, GA 30354

Vendor
MultiLink, Inc.
6 Riverside Drive Suite 2
Andover, MA  01810

2 One Hundred forty-four (144) port MultiLink System 70 equipped with eight operator workstations each

Basic System 70 configured with 144 ports and eight operator workstations:
--------------------------------------------------------------------------

486DX2 CPU card with 16MB RAM
340 MB Hard Disk Drive
5.25" and 3.5" Combination Floppy Disk Drive
(1) Internal Modem
(6) Digital Signal Processor (DSP) Conferencing Cards, each with (4) DSP's
3) Dual TI Interface Cards
24 Channel Analog Interface Card
8-Port Serial I/O Card
8 Channel Annunciator Feature
Current Release of System Software

Each Operator Workstation includes:
14" Wyse 60 Operator Display Screen
ASCII Keyboard
Audio Console
Binaural Headset
1 Complete Set of Manuals (each)

Vendor
E. S. Services
2753 Eagle Ridge Road
Marietta, GA 30062

1  Pentium 133 Novell Server
1  Mid Tower Case with 250 Power Supply
1  32 MB Memory
2  1.2 and 1.44 Floppy Disk Drives
2  Seagate ST32550 2.3 GB Drives
2  Adaptee 2940 SCSI Adapters
1  MB PCI Video Adapter
1  3COM PCI Ethernet Adapter
1  CTX GM 1765 17" SVGA Monitor
1  2 Serial and 1 Parallel Ports
1  101 key keyboard
1  Genius Mouse
1  Microsoft DOS 6.22
1  Microsoft Windows 3.11
1  Install Novell 3.11 on Server

1  Pentium 133 Novell Server
1  Mid Tower Case with 250 Wall Power Supply
1  32 MB Memory
2  1.2 and 1.44 Floppy Disk Driver
2  Seagate ST32550 2.3 GB Drives
2  Adaptec 2940 SCSI Controllers
1  MB PCI Video Adapter
1  3COM PCI Ethernet Adapter
1  2 Serial 1 Parallel Ports
1  SOCOS 14" SVGA Monitor
1  101 key keyboard
1  Genius Mouse
   Multimedia Kit Including
1  Quad Speed CD-Rom
1  Soundblaster adapter
1  PC Multimedia Speakers
1  Microsoft Windows 95 Software

3  4 mb SIMM Memory
2  8 MB SIMM Memory
1  1.6 GB Western Digital Fixed Disk

                       SCHEDULE OF STIPULATED LOSS VALUES


This Schedule of Stipulated Loss Values is attached to Equipment Schedule dated April 1, 1996 that is part of an Equipment Lease Agreement dated April 1, 1996 (the "Lease") between ALLY CAPITAL CORPORATION ("Lessor") and Conference Source International ("Lessee"). For each payment of Basic Rent, the applicable percentage shall be applied to the Total Invoice Cost of the Equipment in order to determine the Stipulated Loss Value at that time.

                                 Stipulated Loss Value
     Payment Number              as a % of Total Cost
     --------------              --------------------
          1 - 12                 110% - 92%

         13 - 24                  91% - 73%

         25 - 36                  72% - 54%

         37 - 48                  53% - 35%

For payments 49 and thereafter, the applicable percentage shall decline from 30% by 1/4% per month, beginning with payment number 43, but in no event shall the applicable percentage be less than 20%.

                                    GUARANTY

To:  ALLY CAPITAL CORPORATION
     2330 Marinship Way, Suite 300
     Sausalito, CA  94965

                                 Subject:  CONFERENCE SOURCE INTERNATIONAL, INC.
                                           -------------------------------------


Gentlemen:

To induce you to enter into one or more security agreements, including but not limited to conditional sale agreements, leases, chattel and/or real estate mortgages, notes or other deferred or time payment paper and any and all agreements relating to the purchase of such paper or documents (all of the foregoing hereinafter called "Security Obligations") with the above-captioned (hereinafter called the "Subject"), and/or to induce you to purchase and/or accept an assignment of Security Obligations from Subject and/or to induce you to purchase and/or accept one or more assignments from any party or parties of one or more Security Obligations having Subject as obligor thereon, and/or in consideration of your having heretofore done any or all of the foregoing, we the undersigned (and each of us if more than one) agree to be, without deduction by reason of set-off, defense or counterclaim of Subject, jointly, severally and directly liable to you for the due performance of all such Security Obligations both present and future, and any and all subsequent renewals, continuations, modifications, supplements and amendments thereof, and for the payment of any and all debts of Subject of whatever nature, whether matured or unmatured, whether absolute or contingent and whether now or hereafter existing or arising or contracted or incurred or owing to or acquired by you by assignment, transfer or otherwise. Any and all present and future debts and obligations of Subject to us are hereby waived and postponed in favor of and subordinated to the full payment and performance of all present and future debts and obligations of Subject to you. We hereby waive notice of acceptance hereof and of all notices of any kind to which we may be entitled, including without limitation any and all demands of payment, notices of non-payment, protest and dishonor to use or Subject or makers, or endorsers of any notes or other instruments for which we are or may be liable hereunder. You shall be entitled to hold any and all sums to our credit and any of our property at any time in your possession as security for any and all of our obligations to you, no matter how or when arising and whether under this instrument or otherwise. We further waive notice of, and hereby consent to, any agreement or arrangements whatever with Subject or anyone else, including without limitation, agreements and arrangements for payment extension, subordination, composition, arrangement, discharge or release of the whole or any part of the Security Obligations, or for release of collateral and/or other guarantors, or for the change or surrender of any and all security, or for compromise, whether by way of acceptance of partial payment or of returns of merchandise or of dividends or in any other way whatsoever, and the same shall in no way impair our liability hereunder. The liability hereunder of each of the undersigned is direct and unconditional and may be enforced without requiring you first to resort to any other right, remedy or security and shall survive any repossession of property whether or not such constitutes an election of remedies against Subject; nothing shall discharge or satisfy our liability hereunder except the full performance and payment of all Security Obligations with interest. We shall have no right of subrogation, reimbursement or indemnity whatsoever and no right of recourse to our with respect to any assets or property of Subject or to any collateral for Security Obligations, unless and until all Security Obligations shall have been paid and performed in full. As part of the consideration for your entering into and/or purchasing and/or accepting an assignment of one or more Security Obligations with Subject as obligor thereon, we hereby designate and appoint your legal counsel as our true and lawful attorney-in-fact and agent for each of us and in our name, place and stead to accept service of any process. You agree to notify us by depositing in the United States mail, certified mail, postage prepaid, written notice of such service, addressed to us at our address shown herein below, within (3) days of such service having been effected. We hereby irrevocably authorize any attorney of any court of record to appear for and confess judgment against any one or more of us (except in any jurisdiction where such action is not permitted by law) for all unpaid balances and other monies due to you from Subject, plus expenses and 15% added for attorney's fees, without stay of execution, and we hereby waive and release relief from any and all appraisement, stay or exemption laws then in force. We agree that if we or Subject shall at any time become insolvent, or make a general assignment, or if a petition in bankruptcy or any insolvency or reorganization proceeding shall be commenced by, against or in respect to us or Subject, any and all of our obligations shall, at your sole option, forthwith become due and payable without notice. This instrument is a continuing guaranty and shall continue in full force and effect, notwithstanding the death of any of us until the full performance, payment and discharge of all Security Obligation, and thereafter until actual receipt by you from us of our obligations shall, at your sole option, forthwith become due and payable without notice. This instrument is a continuing guaranty and shall continue in full force and effect, notwithstanding the death of any of us until the full performance, payment and discharge of all Security Obligation, and thereafter until actual receipt by you from us of written notice of termination; such termination shall be applicable only to transactions having their inception thereafter. Termination by one or more of us shall not affect the liability of such of us as do not give such notice of termination.

Any indebtedness of Subject now or hereafter held by undersigned is hereby subordinated to the indebtedness of Subject to you. Such indebtedness of Subject to undersigned is assigned to you as security for this Guaranty and the indebtedness and if you request, shall be collected and received by undersigned as trustee for you and paid over to you on account of the indebtedness of Subject to you but without reducing or affecting in any manner our liability under the provisions of this Guaranty. Any notes now or hereafter evidencing such indebtedness of Subject to undersigned shall be marked with a legend that the same are subject to this Guaranty and, if you so request, shall be delivered to you. Undersigned will, and you are hereby authorized, in the name of the undersigned from time to time to execute and file financing statements and continuation statements and execute such other documents and take such other actions as you deem necessary or appropriate to perfect, preserve and enforce your rights hereunder.

The words "you" and "your" as used herein shall mean and include and this instrument shall apply in favor of and be severally enforceable by any addressee hereinabove named and/or any concern which is or may at anytime be the parent, subsidiary or assignee thereof. We hereby waive any and all right to a trial by jury in any action or proceeding based hereon. This instrument cannot be changed orally, shall be interpreted according to the laws of the State of California, shall be binding upon the heirs, executors, administrators, successors and assigns of each of the undersigned and shall endure to the benefit of your successors and assigns.

Dated:  4/1/96.
       -------


Witness:


/S/                                     /S/
----------------------------------      -----------------------------------
DUANE D. DORLAN                         Name:   Judy B. Crawford

                                        Address:  7730 Dun Vegan Close
                                                  Dunwoody, GA 30350

                                    GUARANTY

To:  ALLY CAPITAL CORPORATION
     2330 Marinship Way, Suite 300
     Sausalito, CA  94965

                                 Subject:  CONFERENCE SOURCE INTERNATIONAL, INC.
                                           -------------------------------------


Gentlemen:

To induce you to enter into one or more security agreements, including but not limited to conditional sale agreements, leases, chattel and/or real estate mortgages, notes or other deferred or time payment paper and any and all agreements relating to the purchase of such paper or documents (all of the foregoing hereinafter called "Security Obligations") with the above-captioned (hereinafter called the "Subject"), and/or to induce you to purchase and/or accept an assignment of Security Obligations from Subject and/or to induce you to purchase and/or accept one or more assignments from any party or parties of one or more Security Obligations having Subject as obligor thereon, and/or in consideration of your having heretofore done any or all of the foregoing, we the undersigned (and each of us if more than one) agree to be, without deduction by reason of set-off, defense or counterclaim of Subject, jointly, severally and directly liable to you for the due performance of all such Security Obligations both present and future, and any and all subsequent renewals, continuations, modifications, supplements and amendments thereof, and for the payment of any and all debts of Subject of whatever nature, whether matured or unmatured, whether absolute or contingent and whether now or hereafter existing or arising or contracted or incurred or owing to or acquired by you by assignment, transfer or otherwise. Any and all present and future debts and obligations of Subject to us are hereby waived and postponed in favor of and subordinated to the full payment and performance of all present and future debts and obligations of Subject to you. We hereby waive notice of acceptance hereof and of all notices of any kind to which we may be entitled, including without limitation any and all demands of payment, notices of non-payment, protest and dishonor to use or Subject or makers, or endorsers of any notes or other instruments for which we are or may be liable hereunder. You shall be entitled to hold any and all sums to our credit and any of our property at any time in your possession as security for any and all of our obligations to you, no matter how or when arising and whether under this instrument or otherwise. We further waive notice of, and hereby consent to, any agreement or arrangements whatever with Subject or anyone else, including without limitation, agreements and arrangements for payment extension, subordination, composition, arrangement, discharge or release of the whole or any part of the Security Obligations, or for release of collateral and/or other guarantors, or for the change or surrender of any and all security, or for compromise, whether by way of acceptance of partial payment or of returns of merchandise or of dividends or in any other way whatsoever, and the same shall in no way impair our liability hereunder. The liability hereunder of each of the undersigned is direct and unconditional and may be enforced without requiring you first to resort to any other right, remedy or security and shall survive any repossession of property whether or not such constitutes an election of remedies against Subject; nothing shall discharge or satisfy our liability hereunder except the full performance and payment of all Security Obligations with interest. We shall have no right of subrogation, reimbursement or indemnity whatsoever and no right of recourse to our with respect to any assets or property of Subject or to any collateral for Security Obligations, unless and until all Security Obligations shall have been paid and performed in full. As part of the consideration for your entering into and/or purchasing and/or accepting an assignment of one or more Security Obligations with Subject as obligor thereon, we hereby designate and appoint your legal counsel as our true and lawful attorney-in-fact and agent for each of us and in our name, place and stead to accept service of any process. You agree to notify us by depositing in the United States mail, certified mail, postage prepaid, written notice of such service, addressed to us at our address shown herein below, within (3) days of such service having been effected. We hereby irrevocably authorize any attorney of any court of record to appear for and confess judgment against any one or more of us (except in any jurisdiction where such action is not permitted by law) for all unpaid balances and other monies due to you from Subject, plus expenses and 15% added for attorney's fees, without stay of execution, and we hereby waive and release relief from any and all appraisement, stay or exemption laws then in force. We agree that if we or Subject shall at any time become insolvent, or make a general assignment, or if a petition in bankruptcy or any insolvency or reorganization proceeding shall be commenced by, against or in respect to us or Subject, any and all of our obligations shall, at your sole option, forthwith become due and payable without notice. This instrument is a continuing guaranty and shall continue in full force and effect, notwithstanding the death of any of us until the full performance, payment and discharge of all Security Obligation, and thereafter until actual receipt by you from us of our obligations shall, at your sole option, forthwith become due and payable without notice. This instrument is a continuing guaranty and shall continue in full force and effect, notwithstanding the death of any of us until the full performance, payment and discharge of all Security Obligation, and thereafter until actual receipt by you from us of written notice of termination; such termination shall be applicable only to transactions having their inception thereafter. Termination by one or more of us shall not affect the liability of such of us as do not give such notice of termination.

Any indebtedness of Subject now or hereafter held by undersigned is hereby subordinated to the indebtedness of Subject to you. Such indebtedness of Subject to undersigned is assigned to you as security for this Guaranty and the indebtedness and if you request, shall be collected and received by undersigned as trustee for you and paid over to you on account of the indebtedness of Subject to you but without reducing or affecting in any manner our liability under the provisions of this Guaranty. Any notes now or hereafter evidencing such indebtedness of Subject to undersigned shall be marked with a legend that the same are subject to this Guaranty and, if you so request, shall be delivered to you. Undersigned will, and you are hereby authorized, in the name of the undersigned from time to time to execute and file financing statements and continuation statements and execute such other documents and take such other actions as you deem necessary or appropriate to perfect, preserve and enforce your rights hereunder.

The words "you" and "your" as used herein shall mean and include and this instrument shall apply in favor of and be severally enforceable by any addressee hereinabove named and/or any concern which is or may at anytime be the parent, subsidiary or assignee thereof. We hereby waive any and all right to a trial by jury in any action or proceeding based hereon. This instrument cannot be changed orally, shall be interpreted according to the laws of the State of California, shall be binding upon the heirs, executors, administrators, successors and assigns of each of the undersigned and shall endure to the benefit of your successors and assigns.

Dated:  4/1/96.
       -------


Witness:


/S/                                     /S/
--------------------------------------  -----------------------------------
DUANE D. DORLAN                         Name:   Olen E. Crawford

                                        Address:  7730 Dun Vegan Close
                                                  Dunwoody, GA 30350

                              ENVIRONMENTAL RIDER

                                                                   RIDER NO. 01.
                                                                             --

     This Rider is a part of that certain Equipment Lease Agreement dated as of April 1, 1996 (the Lease) between ALLY CAPITAL CORPORATION ("Lessor") and CONFERENCE SOURCE INTERNATIONAL, INC. ("Lessee").

     In addition to and without limiting any of the other provisions of this Lease, Lessee and Lessor hereby agree as follows:

     A. DEFINITIONS AND RULES OF CONSTRUCTION. Section 17 of this Lease is hereby supplemented by adding the following terms, which when capitalized (or otherwise used) as below, shall have the following meanings:

     "Applicable Law":  shall also include any Applicable Permit.

     "Applicable Permit": any Permit, including any zoning, environmental protection, pollution, sanitation, safety, energy, siting or building Permit that Lessee shall be required to obtain to comply with Applicable Law, including any Permit that is necessary to operate, modify, construct, convey, maintain, acquire, own, lease, sublease or use the Equipment (including any product thereof), or related property, to own, lease or operate Lessee's properties, conduct its business or necessary to enter into any of these Lease Documents or to consummate any of the transactions contemplated thereby.

     "Claims":  shall also include all Environmental Claims.

     "Environmental Claims": any Claims by a Governmental Authority or other person that are incurred, arise or effectuated at any time as a result of the existence of any Environmental Contamination or violation of any Environmental Law pertaining to any Equipment or related property, or allegation thereof, regardless of whether the existence (alleged or otherwise) of such Environmental Contamination or the violation of Environmental Law originated or resulted from the Equipment or related property, or arose prior to the present ownership or operation of the Equipment or related property, including: (a) Claims for personal injury or injury to or destruction, loss or diminution in value of property or natural resources occurring to, upon, near or off any Equipment or related property, foreseeable or unforeseeable; (b) Claims relating to any Remedial Action, including any demolition and rebuilding of any improvements on real property; (c) Claims for indemnity or reimbursement or for the disgorgement of amounts paid to Lessor or on its behalf, or resulting from any failure to report discharges promptly; and (d) Claims incurred for the services of attorneys, engineers, consultants, contractors, experts, laboratories and all other costs reasonably incurred in connection with the investigation or Remedial Actions taken with respect to Hazardous Substances or violation of Environmental Law, including the preparation of any feasibility studies or reports of the performance of any Remedial Action.

     "Environmental Contamination": any existence, uncontained presence, leak, discharge, emission, aggregation, release, or abandonment, or threat or suspicion of any of the foregoing, or abandonment of Hazardous Substances in, upon, about, beneath, or off the Equipment or related property or arising from the Equipment or related property, that may require Remedial Action or may result in a violation of any Environmental Law pertaining to the Equipment or related property, or may result in Claims.

     "Environmental Law" or "environmental law": any Applicable Law relating to safety, land use, pollution or protection of human health or species of wildlife or plants or the environment (including ambient air, surface water, groundwater, land surface or subsurface strata), including, Laws relating to (a) maintenance of a public or private nuisance, (b) carrying on of an abnormally dangerous activity, (c) industrial hygiene, (d) Environmental Contamination, including to air, water, land, groundwater or personal property, (e) withdrawal or use of groundwater, (f) Hazardous Substances, including the treatment, manufacture, processing, distribution, use, analysis, generation, storage, disposal, handling or transportation thereof and (g) any regulation, order, notice or demand issued pursuant to such Laws, in each case, applicable to Lessee or Lessor, the Equipment or any related property, or the ownership or operation thereof, including the following: (i) the Clean Air Act, (ii) the Federal Water Pollution Control Act, the Clean Water Act and the Safe Drinking Water Act,
(iii) the Toxic Substances Control Act, (iv) the Comprehensive Environmental Response Compensation Liability Act of 1980, as amended ("CERCLA"), (v) the Resource Conservation and Recovery Act ("RCRA"), (vi) the Solid and Hazardous Waste Amendments of 1984, (vii) the Occupational Safety and Health Act, (viii) the Emergency Planning and Community Right-to-Know Act of 1978, (ix) the Solid Waste Disposal Act, (x) the Superfund Amendment and Reauthorization Act ("SARA"), (xi) the Hazardous Material Transportation act, (xii) the Endangered Species Act, (xiii) the Federal Insecticide, Fungicide and Rodenticide Act,
(xiv) the Environmental Laws listed on Annex No. 2 to each Equipment Schedule and (xv) any other Applicable Laws addressing matters similar to the foregoing Laws.

     "Hazardous Substances" or "hazardous substances": any and all hazardous or toxic substances, materials, and wastes, including any material, waste or substance which is (a) oil or petroleum, or their products or by-products (including sludge or residue), chemical liquids or solid, liquid or gaseous products or by-products, (b) asbestos, (c) polychlorinated biphenils, or (d) designated as hazardous or toxic or regulated as such under any Applicable Law, including RCRA, CERCLA, SARA, the Clean Water Act, the United States Department of Transportation Hazardous Materials Table or by the Environmental Protection Agency, or defined as a "hazardous material," "hazardous substance" or "hazardous waste" under any other Applicable Laws.

     "herein," "hereof," "hereunder," etc.: in, of, under, etc. this Lease (and not merely in, of, under, etc. the section or provision where the reference occurs).

     "related property": with respect to any Equipment, the land and buildings at which such Equipment is or shall become located or any personalty or real property (including any body of water) to or upon which the Equipment may now or hereafter be attached, situated on or near, or adjacent to.

     "Remedial Action": any clean-up, remedial action, removal, response, abatement, containment, closure, excavation, restoration or monitoring where undertaken to comply with Environmental Law, whether or not required by any Government Authority, or reasonably necessary to make full economic use of the Equipment or related property.

     B. REPRESENTATIONS, WARRANTIES AND COVENANTS. In addition to the representations, warranties and covenants provided in Section 2 of this Lease, Lessee hereby represents, warrants to and covenants with Lessor that:

         With respect to the Equipment covered by each Equipment Schedule: (i) There are no applicably permitted Hazardous Substances contained therein or at, upon, under or within any related property that does or shall cause Lessee to be in violation of this Lease or Applicable Law; (ii) Lessee has not caused or permitted to occur, or suffered the occurrence of and shall not permit to exist, any condition which may cause any Environmental Contamination of such Equipment or at, upon, under or within any related property that does or shall cause Lessee to be in violation of this Lease or result in a violation of Applicable Law; (iii) neither Lessee, nor any other party has been is or will be involved in activities relating to the Equipment or any related property that could lead to (1) the imposition of liability on Lessor, Lessee, or on any subsequent or former owner or operator of the Equipment or (2) the creation of a Lien on the Equipment under Applicable Law (including any Environmental Laws); (iv) Lessee has not permitted, and will not permit, any person to engage in any activity that could result in the imposition of liability under any Environmental Laws on Lessee, Lessor or any owner or operator of the Equipment, or would otherwise impair Lessor's rights or title pertaining thereto; (v) all of the Environmental Laws applicable to the Equipment, or to the operation or ownership thereof, are listed on Annex No. 1 to such Equipment Schedule, and Lessee is in full compliance therewith; and (vi) all Applicable Permits, registrations, filings or notices necessary for Lessee to comply with any Applicable Laws, are listed on Annex No. 2 to such Equipment Schedule, Lessee has obtained, completed or given, as the case may be, and is maintaining in good standing, all such Permits, registrations, filings or notices and is in full compliance with all of the terms thereof; all actions necessary for the renewal thereof have timely been taken (including the filing of any applications); and all of the foregoing are in full force and effect and there are no proceedings or investigations pending or, to the best knowledge of Lessee, threatened that seek the revocation, cancellation, suspension or adverse modification thereof.

     C. NOTICES. In addition to the notices required by Section 3 of this Lease, Lessee shall provide written notice to Lessor (i) promptly upon Lessee becoming aware of (A) any alleged violation of Applicable Law, or (B) any threatened or actual suspension, revocation or recision of any Permit necessary for Lessee to be in compliance with the terms hereof; and (ii) promptly after any of the Equipment becomes lost, stolen, missing, destroyed, materially damaged, worn out, or subject to or causing, or threatening to cause, any Environmental Contamination.

     D. CONDITIONS PRECEDENT. In addition to the conditions precedent set forth in Section 4 of this Lease, Lessor's obligations under each Equipment Schedule (including Lessor's obligation to purchase and participate in the financing of the Equipment to be leased thereunder) are conditioned upon Lessor's having received all of the following, in form and substance satisfactory to Lessor, at least two (2) business days prior to the date upon which Lessor purchases the Equipment or has committed to purchase same (if sooner): (i) to the extent requested by Lessor, a report, audit or opinion, as the case may be, from an appraiser, environmental engineer, or other expert, regarding any matters specified by Lessor (1) including the value of the Equipment, as of the effective date of the Equipment Schedule, and at the expiration of the Initial Term and any Renewal Term, or (2) the then existing condition of the Equipment or any of the related property, including, the absence of any past or existing violations of Applicable Law (including any Environmental Laws); and (ii) if Lessor is purchasing the Equipment from Lessee,
(1) all of the operating records pertaining to the storage or transportation of the Equipment and any Environmental Contamination relating to the Equipment or the related property and (2) copies of all enforcement actions for alleged violations of Applicable Laws (including Environmental Laws), and any and all information concerning any pending investigations pertaining to alleged violations of Applicable Laws (including any Environmental Laws).

     E. USE AND MAINTENANCE. In addition to the requirements of Section 6 of this Lease, and without limiting the generality of subsection (a) of Section 4 of this Lease, Lessee agrees to comply strictly and in all respects with all Applicable Laws (including all Environmental Laws) pertaining to the Equipment or related property (without regard to which person such Applicable Laws shall, by their terms, be nominally imposed), unless Lessee shall be contesting the validity thereof in good faith and by appropriate proceedings, but only so long as Lessee's failure to so comply during the existence of such proceedings shall not (i) involve any material risk of the sale, forfeiture or loss of such Equipment, or any part thereof or interest therein, (ii) result in, or involve any substantial probability of resulting in, the creation of any Lien (other than a Permitted Lien) on or with respect to such Equipment, or any part thereof or interest therein, and (iii) involve the risk of the imposition of civil or criminal fines or penalties on Lessor, Lessee, or generally to the operators or holders of title to or other interests in the Equipment. Lessee will maintain all records, logs and other materials required by any Governmental Authority having jurisdiction to be maintained in respect of any Equipment, without regard to which person any such requirements shall, by their terms, be nominally imposed. Lessee will procure and pay for all Permits, franchises, inspections and licenses necessary or appropriate in connection with any Equipment and any repair, restoration, replacement, renewal, addition or improvement thereof and thereto that may be required pursuant to the first sentence of this paragraph. Lessee shall promptly forward to Lessor copies of all orders, notices, Permits, applications or other communications and reports in connection with any discharge or the presence of any Hazardous Substances or any other matters relating to the Environmental Laws or similar Applicable Laws, as they may affect Lessee, the Equipment or Lessor's or Lessee's right, title, or interest therein. Promptly upon the written request of Lessor, from time to time, Lessee shall provide Lessor with environmental site assessments or environmental audit reports prepared by an environmental engineering firm acceptable to Lessor, to assess with a reasonable degree of certainty the presence or absence of any Hazardous

Substances and the potential cost in connection with any Remedial Action pertaining to the Equipment or related property.

     F. DISCLAIMER OF WARRANTIES. In addition to the waivers, disclaimers and acknowledgments made in the Lease and each Equipment Schedule, Lessee further acknowledges that: Lessor has made the Equipment available to Lessee for examination, demanded that Lessee inspect the Equipment using a professional in the field of inspections pertaining to such Equipment (including compliance with the Environmental Laws), and Lessee has, pursuant to such demand examined the Equipment (using such an experienced inspector); the Equipment is not to be used, and is not being acquired hereby, for use in any respect for Lessee's or any other person's personal or family purposes, and as such, the Equipment does not constitute "consumer goods" as such term is defined under Applicable Law; the Equipment was selected by Lessee on the basis of its own respective judgment, Lessee has not asked for, been given or relied upon any statements, representations, guaranties or warranties of Lessor; Lessor is not in the business of manufacturing or assembling Equipment or otherwise in the business of being a vendor or supplier, but is instead in the business of providing financial accommodations including lease financing; AND THE PROVISIONS OF THIS PARAGRAPH F AND SECTION 7 OF THIS LEASE HAVE BEEN NEGOTIATED BY LESSOR AND LESSEE AND, EXCEPT FOR THE WARRANTY MADE BY LESSOR IN SECTION 16(d) HEREOF, ARE INTENDED TO BE A COMPLETE EXCLUSION AND NEGATION OF ANY REPRESENTATIONS, GUARANTIES, OBLIGATIONS OR WARRANTIES OF LESSOR EXPRESS OR IMPLIED WITH RESPECT TO THE EQUIPMENT THAT MAY ARISE PURSUANT TO ANY APPLICABLE LAW (INCLUDING ANY ENVIRONMENTAL LAW) NOW OR HEREAFTER IN EFFECT.

     G. INSURANCE. In addition to the requirements of Section 10 of this Lease, to the extent available, both the casualty and liability insurance coverage shall insure against loss of or damage to the Equipment, or liability to Lessor or Lessee, resulting from Environmental Claims; provided, that Lessee shall only be obligated to obtain coverage against such Environmental Claims to the extent such insurance shall be available at an aggregate cost, with respect to the Equipment, of no greater than 2.5% of the Total Invoice Cost thereof; provided, further, that notwithstanding the then current cost of said coverage, Lessee shall obtain such coverage to the extent it is typically obtained and maintained by companies and businesses similar to Lessee, in connection with their ownership or operation of, or other activities in connection with, equipment that is the same as or similar to the Equipment, or to the extent Lessee currently maintains such coverage with respect to its other similar equipment. All said insurance shall be in form and amount and with companies reasonably satisfactory to Lessor.

     H. REDELIVERY. In addition to the requirements of Section 12 of this Lease, Lessee agrees that with respect to any Equipment or item thereof that Lessee shall be required to return or turn over to Lessor, to the extent the continued possession and operation of the Equipment or item of Equipment is necessary for Lessee to remain in compliance with Applicable Law, Lessee shall immediately replace such Equipment or item of Equipment, and in any event, Lessee shall not upon such removal take any action or fail to take any action the effect of which will result in a violation of Applicable Law (including any Environmental Law); and without limiting the generality of any other provision hereof, Lessee agrees to return such Equipment or item of Equipment to Lessor, free from any Hazardous Substances, and dispose of such Hazardous Substances in compliance with all Applicable Law.

     I.  REMEDIES.  Section 14 of the Lease shall be supplemented as follows:
(a) Lessee agrees that Lessor's remedies provided in Section 14 and certain other Sections of this Lease shall also expressly include the right to take Remedial Action and be reimbursed, made whole, indemnified, held harmless and otherwise protected by Lessee against any resulting or related Claims incurred or suffered in connection therewith; except that Lessee agrees that Lessor shall not have any obligation whatsoever to undertake or consummate the same or to take or refrain from taking any other action with respect thereto or otherwise relating to or arising in connection with any Environmental Claim, Environmental Contamination, Environmental Law or Hazardous Substance pursuant to the pertinent terms of this Lease including Sections 12, 13 and 14;

         (b) Lessee agrees that to the extent Lessor's ability to dispose of the Equipment in a commercially reasonable manner may be impeded by any violations of Applicable Law that have occurred with respect thereto, or Lessor's actions with respect to same might result in an Environmental Claim, Lessee hereby waives, without limiting the generality of any other waivers, disclaimers or indemnities herein, any claim, right, action or defense otherwise available to it against Lessor in connection with such disposition or Lessor's deficiency claim. Lessee hereby acknowledges that: (i) Lessor's election to dispose of the Equipment at any point after a Default has occurred with respect to an Equipment Schedule may be affected by the Equipment's non-compliance with the provisions hereof; (ii) Lessee, pursuant to its representations, agreements and indemnities hereunder, is ultimately responsible to Lessor for any harms (including any Environmental Claims) suffered by Lessor in connection with any such non-compliance; and (iii) to avoid or mitigate the imposition of Claims (including Environmental Claims) resulting from such non-compliance it will benefit Lessee even if such efforts (which may include abandoning the Equipment or selling it expeditiously or after an extended period) result in there being a deficiency, or greater amount thereof, under the Equipment Schedules; and (iv) in furtherance thereof, Lessee hereby waives, without limiting the generality of any other waivers, disclaimers or indemnities herein, any claim, right, action or defense otherwise available to it against Lessor in connection with such disposition or deficiency claim.

     J. EFFECT OF RIDER. Except as supplemented hereby, this Lease remains unmodified by the provisions of this Rider, which provisions are, for all purposes, hereby incorporated into and made a part of this Lease and each Equipment Schedule.

ALLY CAPITAL CORPORATION                 CONFERENCE SOURCE INTERNATIONAL, INC.
                                         Lessee


By: /s/ James A. Kamradt                 By: /s/  Judy B. Crawford
Name: James A. Kamradt                   Name: Judith B. Crawford
Title:  Vice President-Production        Title:  President

                                      ALLY

                              NOTICE OF ASSIGNMENT


Ms. Judy Crawford
President
Conference Source International, Inc.
100 Hartsfield Centre Parkway
Suite 300
Atlanta, GA  30354

     RE:  Equipment Lease Agreement dated April 1, 1996

Please be advised that ALLY CAPITAL CORPORATION, Lessor in the above referenced Lease, has assigned all of its right, title and interest in Equipment Schedule dated April 1, 1996 to the referenced Lease to Environmental Allies N.V., 6 John
B. Gorsiraweg, Curacao, Netherland Antilles.

Please acknowledge receipt of this Notice and Lessor's compliance with Section 15 of the Lease by signing below and returning the original of this Notice to the above address.

Sincerely,


/s/
Louann Smallwood
Portfolio Manager

Acknowledged and Accepted:

CONFERENCE SOURCE INTERNATIONAL, INC.


By: /s/  Judy B. Crawford
Name:  Judith B. Crawford
Title:  President